CONTRACT CHECKLIST

AGENT:

BUYER(S) NAME:

COMMUNITY: ______

REQUIRED I	CONTRACT CHECKLIST	
x	**EARNEST MONEY CHECK**	will deliver
x	**COVER LETTER**	
x	**PRE-QULALIFICATION LETTER**	
x	**SUMMARY**	
x	**CONTRACT CHECKLIST**	
x	**PURCHASE AGREEMENT SIGNED BY ALL PARTIES**	
	x	**INVESTORS ADDENDUM**
	x	**NOTICE OF COLLECTION AND SHARING**
	x	**NOTICE OF SELLER'S BUSINESS AFFLIATIONS**
	n/a	**FHA REAL ESTATE CERTIFICATION**

REQUIRED I	WET DOCS
x	**PRE-QULALIFICATION LETTER**
x	**INDIVIDUAL LOT PLOT PLAN SIGNED BUYERS**
x	**SIGNED FLOORPLAN**
x	**SIGNED ELEVATION**
x	**COPY OF COMMUNITY PLAT, SHOWING BUYER'S LOT WITH BUYER'S INITAL**
	INFO SHEET
x	**FEATURES SHEET**
	MAINSTREET STARS FLYER WITH BUYER'S INITIAL AND MAINSTREET PROOF (COPY OF ID BADGE, PAYSTUB)
x	**PROOF OF FUNDS IF CASH BUYER**
n/a	**COPY OF LISTING AGREEMENT OR LISTING OF CONTINGENT (IF APPLICABLE)**
x	**HOA SHEET**
x	**WWRB**
x	**PCDS**
	GAP SHEET

Division Contract Summary

Print Date:	10/10/2023 - 03:57 PM
Community:	
Project:	
Job Number:	
Plat Lot / Block / Phase:	
Lot Legal Description:	
Construction Phase:	
Configuration Type / State:	
Sales Agent(s):	

Buyer(s):

,
(No phone numbers found.)

,

Property Address:	
Sales Phase:	
Plan/Elevation:	
Swing:	
Total A/C Square Footage:	
Sale Date:	09/22/2023
Ratification Date:	09/24/2023
Special Stipulations:	(No special stipulations found.)

(No general notes found.)

(No buyer notes found.)

All Workflow Notes			
Ratified	**Change Order 0**	**Type: Home Configuration**	
	Previous Step	**Done By**	**Date**
	Submit Contract	Tona Alise Heard	09/22/2023
	Sales Manager Approval	Doug N Snead	09/25/2023
	Approve Contract	Thomas Gene Pickens	09/25/2023

	Review Options on Contract	AutoApprover	09/25/2023
	Ratify Contract	.	09/25/2023

Settlement Dates

Estimated Close of Escrow: 10/26/2023

Actual Close of Escrow:

Cancellation Information

Cancel Date:

Cancel Reason: -

Unadjusted Base Price: $287,990.00

Total Plan Adjustments: <$10,000.00>

Unadjusted Lot Premium: $ 0.00

Total Lot Premium Adjustments: $ 0.00

Total Options: Total STD OPTIONS: $ 0.00
Total DEC OPTIONS: $ 0.00
Total POS OPTIONS: $2,080.00
Total Selected OPTIONS: $2,080.00

Total Option Incentives: <$2,080.00>

SELLING PRICE: **$277,990.00**

Lender:

CASH

(No phone numbers found.)**:**
(No phone numbers found.)
Email:

Unassigned

Preferred Lender Incentive:$ 0.00

General Closing Incentive:$ 0.00

Realtor Contribution:$ 0.00

Seller Paid Points: 0%

(No closing notes found.)

Escrow:

(No phone numbers found.)**:**

(No phone numbers found.)
Email: I

HOME: (980) 219-7637
WORK: (980) 213-2635
Email:

Broker Agency Name:

Main:
Email:

Cell:
Email:

Agent Commission (%):$8,339.70 (3.00%)

Agent Bonus:$2,000.00

Commission Basis:$277,990.00

Contingency Data:

(No contingencies found.)

Earnest Deposit Information:

Earnest Deposits					
Due Date	Collection Date	Payment Type	Check Number	Deposit Amount	Collection Amount
09/22/2023				$1,000.00	$1,000.00
	09/22/2023 Note: will wire	Wire Transfer	1234		$1,000.00
			Total	**$1,000.00**	**$1,000.00**

Option Deposit Information:

(No option deposits found.)

Plan Adjustments:

Adjustment Name	Description	Amount
Base Price Adjustment	Base Price Adjustment **NOTES:**	($10,000.00)
Total: Adjustment Amount		**($10,000.00)**

Lot Adjustments:

(No lot adjustments found.)

Option Incentives:

Option Incentive Description	Amount
Point of Sale Sales Incentive **NOTES:**	($2,080.00)
Total: Option Incentive Amount	**($2,080.00)**

DECO Coupon Details:

Total Deco Coupon: $ 0.00

Amount Consumed: $ 0.00

Amount Remaining: $ 0.00

Selected Colors:

Color Selections

97 – Color Options				
Option #	Color	Rev. #	Rev. Date	User
EXTERIOR COLOR PACKAGE 7 Mastic		0	09/22/2023	
The following colors are to be installed on the home where applicable maerial is shown by plan & elevation Windows - White Brick - Fraiser Caynon Mortar - Gray Gutter - White Garage Door - White Front Door - Brown Shutters - Brown Vinyl - Misty Shadow Soffit/Trim - White Column - White James Hardi Siding - SW7744 Zeus **Location:** **Notes:**				
INTERIOR COLOR PACKAGE E RR		0	09/22/2023	
The following colors are to be installed in the home where the applicable product is utilized: CABINETS = SHAKER STYLE GREY REVWOOD FLOORING = TOASTED CHESTNUT GRANITE TOPS = BLANCO TULUM w/ 4" Granite Backsplash VINYL FLOORING = MAGRATH SAFARA CARPET = TEMPLESTONE Vinyl to be installed in all bathrooms and laundry room. Interior wall paint SW 7646 first star Interior ceiling and trim SW 8917 shell white **Location:** **Notes:**				
REVWOOD COLOR **Location:** **Notes:**		0	09/22/2023	

Selected Options:

Selected Options

POS –							
Option #	Rev. #	Rev. Date	User	Qty.	Unit Price	Ext. Price	
R3831020	0	09/22/2023	Tona Alise Heard	1.0000	$2,080.00	$2,080.00	P
Color: Revwood flooring			**Location:**				
Note: This option includes Revwood in the Home. Revwood flooring is installed in all of the 1st floor living. It does NOT include Revwood installed in any family / great rooms or 1st floor bedrooms. Vinyl flooring is to be installed in the bathrooms and laundry room.							
					Sub-Total	**$2,080.00**	

STD –

Option #	Rev. #	Rev. Date	User	Color / Description	Location	Qty.	Unit Price	Ext. Price	
ANCHRBLT	0	09/22/2023	Tona Alise Heard	**Color:** Anchor bolts per code	**Location:**	1.0000	$ 0.00	$ 0.00	P
J4SDS0BK	0	09/22/2023	Tona Alise Heard	**Color:** Brick LRR	**Location:**	1.0000	$ 0.00	$ 0.00	P
J4SDS9BK	0	09/22/2023	Tona Alise Heard	**Color:** ADDITIONAL BRICK (LEFT, RIGHT,REAR) 9' ON SLAB	**Location:**	1.0000	$ 0.00	$ 0.00	P
JHINSTVS	0	09/22/2023	Tona Alise Heard	**Color:** Hardie front instead of siding	**Location:**	1.0000	$ 0.00	$ 0.00	P
R0000000	0	09/22/2023	Tona Alise Heard	**Color:** PAINT GARAGE	**Location:**	1.0000	$ 0.00	$ 0.00	P
R00000R3	0	09/22/2023	Tona Alise Heard	**Color:** HORTON E PACKAGE This Option adds the following features, where applicable 1. 9' 1st Floor Ceiling Height 2. Granite Countertop W/ 4" Granite Backsplash in Kitchen 3. One set of garage door hardware	**Location:**	1.0000	$ 0.00	$ 0.00	P
R0400020	0	09/22/2023	Tona Alise Heard	**Color:** HOME IS CONNECTED PACKAGE	**Location:**	1.0000	$ 0.00	$ 0.00	P
R1100005	0	09/22/2023	Tona Alise Heard	**Color:** GUTTER & DOWNSPOUTS	**Location:**	1.0000	$ 0.00	$ 0.00	
R1200004	0	09/22/2023	Tona Alise Heard	**Color:** ELECTRIC FIREPLACE Horton E	**Location:**	1.0000	$ 0.00	$ 0.00	P
R1300019	0	09/22/2023	Tona Alise Heard	**Color:** DOUBLE BOWL SINK SHAKER IN OWNER BATH	**Location:**	1.0000	$ 0.00	$ 0.00	P
R1500030	0	09/22/2023	Tona Alise Heard	**Color:** GARAGE DOOR OPENER - 2 REMOTES	**Location:**	1.0000	$ 0.00	$ 0.00	P
R1700020	0	09/22/2023	Tona Alise Heard	**Color:** OPTIONAL SHAKER CABINETS	**Location:**	1.0000	$ 0.00	$ 0.00	
R2505140	0	09/22/2023	Tona Alise Heard	**Color:** WRS315SDHM- 25CF SIDE BY SIDE SS WHIRLPOOL REFRIGERATOR Model Transition on homes Started after Jan. 1, 2018	**Location:**	1.0000	$ 0.00	$ 0.00	P
R3941020	0	09/22/2023	Tona Alise Heard	**Color:** LIVING/ DINING ROOM FLOORING- REVWOOD -LEVEL 1	**Location:**	1.0000	$ 0.00	$ 0.00	P
R5600005	0	09/22/2023	Tona Alise Heard	**Color:** BLINDS	**Location:**	1.0000	$ 0.00	$ 0.00	P

Sub-Total $ 0.00

Total: **$2,080.00**

Deleted Options:

(No deleted options found.)

☐ Pre-Sale ▣ Spec

Agent(s)____________________

Contract Price: 277,990 Contract Date: 9-22-2023

Subd: ________ Lot: ______ Block: ______ Phase: 1

Property Address:____________________

Plan:________ Elevation: ______ Garage:______ Projected Closing Date: 10/26/2023

Buyers:____________________

Mailing address: ____________________

Email: ____________________

Phone: ____________________

Lender Co: CASH Contact: ________ Loan Type:______

Phone:________ Email:________

CO-Broker Agency: ________ Realtor: ________

Phone:________ Email:________

Commission % 3% Bonus $ or % $2,000 Rebate______ MLS ID:______ include BUS CARD

Checklist:

- o 01. Main Contract "Home Purchase Agreement"
  - ➢ 07. New Construction
  - ➢ 08. Spec in Progress
  - ➢ 09. Completed Spec
- o 02. EXHIBIT A - Home Features & Options Contract
- o 03. EXHIBIT B - Real Estate Brokerage Services Disclosure Contract
- o 06. Addendum 1 - BRICA Contract
- o DHI Radon Addendum Contract
- o Notice of Seller's Business Affiliations - AL Contract
- o Closing Disclosure Contact Information Sheet
- o **Subdivision Specific Addendum**
- o **Subdivision Standard Included Feature Sheet (pre-sale)**
- o 11. Addendum 4 - Co-Broker Addendum Contract
- o 13. Addendum 6 - Special Stipulations Contract
- o 14. Addendum 7 - Real Estate Certification (FHA) Contract
- o 04. EXHIBIT C - Stages of Construction (options cut-offs) Contract
- o 05. EXHIBIT D - Estimate of Purchaser's Net Proceeds Contract
- o 10. Addendum 3 - Current Residence Contingency Addendum Contract
  Contingency * to close ______ * to sell______
- o 12. Addendum 5 - Alternative Incentive Addendum Contract
- o 15. Addendum 8 - Model House Addendum Contract
- o 16. Addendum 9 - Back Up Contract Addendum Contract

Non-commission ~*~ Sitter / Realtor Pay: $______

Name:________

Email:________

Phone:______ Agency:______

Commission Internal D R Horton Agent Split-

Primary Agent ___%

Secondary Agent ____%

Cross – Sale Home Split

Pay ______ % to ________

Attached: turn-in to the office

- ☐ 1. This Coversheet/Checklist
- ☐ 2. Configuration Summary (print single sided)
- ☐ 3. EMD $1,000 Check # will wire
  Non-refundable Option Deposit $______ Ck #______
  Future Deposit - Date ______ $______ Ck #______
- ☐ 4. Mortgage Pre-Approval Letter or Cash Proof of Funds
- ☐ 5. Estimated Closing Costs "GFE"
- ☐ 6. Mini Floor Plan - Electrical/Cable&Phone (pre-sale or changes)
- ☐ 7. Mini Floor Plan - Flooring (pre-sale or changes)
- ☐ 8. Mini Floor Plan - All Options (pre-sale or changes)
- ☐ 9. Elevation Plan (pre-sale)

OVERVIEW

Current Price $277,990

Options Added $______

Options INCLUDED at NO Charge $______

Contract Price $ 277,990

Closing Costs $0

Realtor Commission $10,339.70

NOTE:
VIP AGENT

Special Notes:

WELLS FARGO

Wells Fargo Bank, N.A.
333 S GRAND AVE
FLOOR 08
LOS ANGELES CA 90071

JONATHAN CHUANG
1-213-253-6202

Bank Account Statement
Wells Fargo Bank, N.A.

Statement Period
08/01/2023 - 08/31/2023

ARRIVED HOLDINGS INC.
1 W MOUNTAIN STREET

Account Number
1BD07430

Account Value Summary *USD*

This summary does not reflect the value of unpriced securities. Repurchase agreements are reflected at par value.

		Amount Last Statement Period		Amount This Statement Period	% Portfolio
Cash	$	0.00	$	0.00	0%
Money Market Mutual Funds		10,012,084.13		11,055,825.84	100%
Bonds		0.00		0.00	0%
Stocks		0.00		0.00	0%
Total Account Value	$	**10,012,084.13**	$	11,055,825.84	100%
Value Change Since Last Statement Period			$	1,043,741.71	
Percent Increase Since Last Statement Period				10%	
Value Last Year-End			$	N/A	
Percent Increase Since Last Year-End				N/A	

Income Summary *USD*

		This Period		Year-To-Date
Interest	$	0.00	$	0.00
Dividends/Capital Gains		0.00		0.00
Money Market Mutual Funds Dividends		43,741.71		133,825.84
Other		0.00		0.00
Income Total	$	**43,741.71**	$	**133,825.84**

Interest Charged *USD*

Description		This Period
Debit Interest For August 2023		0.00
Total Interest Charged	$	**0.00**

Money Market Mutual Funds Summary *USD*

Description		Amount
Opening Balance	$	**10,012,084.13**
Deposits and Other Additions		2,500,000.00
Distributions and Other Subtractions		(1,500,000.00)
Dividends Reinvested		43,741.71
Change in Value		0.00
Closing Balance	$	**11,055,825.84**

MISSISSIPPI REAL ESTATE COMMISSION

Property Condition Disclosure Statement (PCDS)

The following is a Property Condition Disclosure Statement (PCDS) required by §89-1-501 through §89-1-527 of the Mississippi Code, made by the **SELLER(S)** concerning the condition of the **RESIDENTIAL PROPERTY (1 TO 4 UNITS)** located at:

ADDRESS:		
SELLER(S):	.	Year Built: 2023

Note to Buyer – If the structure was built before 1978, you are encouraged to investigate the possible presence of lead-based paint.

IS A PCDS NECESSARY? – NO OCCUPANCY AND NO KNOWLEDGE

Instructions to Seller(s): If no seller has occupied (lived in) the property, AND no seller has any knowledge of the property's condition, mark the two boxes below, sign in attestation of the truth of these representations, and leave the remainder of the PCDS blank.

☐ **No Seller has occupied the property, AND** ☐ **no Seller has any knowledge of the property's condition.**

____ _______________

Signature(s) of Seller(s) Date

IS A PCDS NECESSARY? – STATUTORY EXCLUSIONS

The Property Condition Disclosure statutes require the seller of residential real property to cause a PCDS or a copy thereof to be delivered to a buyer prior to the signing by the buyer of an offer to purchase or a binding contract of sale unless there is a specific statutory exclusion to the contrary for the seller. The following is a "summary" of those transfers which are **EXCLUDED** (in part) from the requirement to provide a fully completed PCDS. A more thorough explanation is provided in §89-01-501(2) of the Mississippi Code. (Check all that apply, sign in attestation of the truth of this representation, and leave the remainder of the PCDS blank).

Transfers pursuant to a court order, to include the following:

☐ Transfer by order of a probate court in the administration of an estate.
☐ Transfer pursuant to a writ of execution.
☐ Transfer by any foreclosure sale.
☐ Transfer by a Trustee in Bankruptcy.
☐ Transfer by an eminent domain proceeding.
☐ Transfer from a decree for specific performance.
☐ Transfer by a fiduciary in the administration of an estate, guardianship, conservatorship or trust.

Transfers by a Mortgagor who is in default to the Mortgagee, to include the following:

☐ Transfer to a beneficiary of a deed of trust.
☐ Transfer by a foreclosure sale after default on a mortgage.
☐ Transfer by a mortgagee or a beneficiary following a foreclosure.
☐ Transfer by a deed in lieu of foreclosure.

Other Transfers to include the following:

☐ Transfer of real property on which no dwelling is located.
☐ Transfer from one co-owner to one or more co-owners.
☐ Transfer to a spouse (including due to divorce/separation), or to a person in the lineal line of consanguinity.
☐ Transfer to or from any governmental entity.

____ _______________

Signature(s) of Seller(s) Date

GENERAL INSTRUCTIONS

This document is a disclosure of the condition of residential property known by the **SELLER** on the date this statement was completed, and it is based on the seller's actual knowledge of the property. It is **NOT a warranty of any kind** by the seller or any Real Estate Licensee participating in any capacity in this transaction and this PCDS is not a substitute for any inspection(s) or test(s). The buyer is encouraged to obtain their own independent professional inspections and environmental tests and is encouraged to check public records pertaining to the property. However, the buyer may rely on the information contained herein when deciding to negotiate the terms for the purchase of this residential real estate. This statement may be made available to other parties and is to be **signed and dated by the SELLER(S).**

Instructions to Seller(s):

a. Complete this form yourself.
b. Answer all questions based upon your actual (personal) knowledge of the residential property.
c. Attach additional pages with your signature if additional space is required to describe the condition(s).
d. If some items do not apply to your property, check "NA" (Not Applicable). If you do not know the answer to a question, you should check "UNK" (Unknown).

Note to Seller(s):

A knowingly false or incomplete statement by the seller on this form may subject the seller to claims by the buyer prior to or after the transfer of title. In the event a seller fails to perform the statutory duty to deliver a PCDS prior to the signing by the buyer of an offer to purchase or a binding contract of sale, the buyer will be allowed (upon the subsequent receipt of a PCDS or material amendment thereto) to terminate the contract (including a full return of earnest money) by delivery of a written notice of termination within three (3) days after in-person delivery of a PCDS (or material amendment thereto), or within five (5) days after delivery by deposit in the mail of a PCDS (or material amendment thereto).

Note to Buyer(s):

If the seller does not give you a completed PCDS before you make a written offer to purchase the property (or sign a contract to purchase), you may terminate any resulting contract without penalty to you as the buyer (your earnest money will be fully returned). To terminate the contract, you must deliver to the seller or the seller's agent a written notice of termination within three (3) days of your in-person receipt of a PCDS (or material amendment thereto) from the seller (or within five (5) days of the seller's depositing a PCDS (or material amendment thereto) in the mail to you).

SELLER'S STATEMENT OF PROPERTY'S CONDITION

The seller makes the representations on this PCDS based upon the seller's actual (personal) knowledge of the property for delivery to a prospective buyer of the residence. The following are representations made by the seller and are not the representations of any real estate licensee involved in the transaction.

I. GENERAL INFORMATION

		Yes	No	Unk	NA
1.	Does the seller currently have ownership of the residence?	✔			
2.	Does the seller currently occupy the residence?				
3.	Are there certificates of occupancy related to the property?				
4.	Is the residence a condominium?				
5.	Is the residence a modular/mobile home on a permanent foundation?				
6.	Was the residence built in conformity to approved building codes?				

7. What dates have the seller occupied the residence? ______________________
8. What is the approximate square footage of the heated/cooled living area? ______________________
9. How or by whom was the heated/cooled square footage area determined? plans

II. ROOF

1. Are you aware whether all or any portion of the roof has been repaired or replaced? ☐ Yes ☐ No ☐ Unk ☐ NA

   If Yes, please explain here (attach additional pages if necessary).

2. To your knowledge, are there any written warranties presently in place for the roof? If Yes, please provide a copy. ☐ Yes ☐ No ☐ Unk ☐ NA

3. Are you aware of any current leaks or defects with the roof such as structural issues, dry rot, water backups, moisture issues, wind damage, or hail damage? ☐ Yes ☐ No ☐ Unk ☐ NA

   If Yes, please explain here (attach additional pages if necessary).

4. The roof is 0 years old.

III. UTILITIES, INTERNET, AND TELEVISION SERVICES

Utilities	**Service Provider** (state NA if Not Applicable)	Average Monthly Bill
Electricity	Entergy	n/a
Natural Gas	Atmos Energy	n/a
Water	City of Southaven	n/a
Garbage Collection	City of Southaven	n/a
Propane	n/a	n/a
Solar Panels	n/a	n/a
(other)		

If applicable, Propane Tank is: ☐ Owned, ☐ Leased. If leased, the fee is $ ________ per: Month ☐, Year ☐.

1. Is your drinking water from a private well? ☐ Yes ☐ No ☐ Unk ☐ NA

   a) If YES, has the water quality been tested for safety? ☐ Yes ☐ No ☐ Unk ☐ NA
   If YES, please attach the Water Safety Report (if available).

2. The sewage system is: ☐ Public ☐ Private ☐ Septic ☐ Cesspool ☐ Treatment ☐ Lift ☐ Other

   If an individual system, provide:

   Manufacturer Name: ______________________________

   Location on Property: ______________________________

   Is a sewage pump installed? ☐ Yes ☐ No ☐ Unk ☐ NA

   If an individual system, has it been inspected by the proper state/county/ Health Department officials? ☐ Yes ☐ No ☐ Unk ☐ NA

   If an individual system, what is the date of the last servicing? n/a

   How many bedrooms are allowed by the individual wastewater permit? n/a

3. Is cable Television available at the site? ☐ Yes ☐ No ☐ Unk ☐ NA

   What type of internet service is available at the site? ☐ DSL ☐ Cable ☐ Fiber Optic ☐ Satellite ☐ Unk ☐ NA

   If internet service is currently available, who is the provider? ______________________________

STRUCTURAL ITEMS & SOILS

1. Are you aware of any settlement/heaving of soils, any collapsible or expansive soils or poorly compacted fill on the Property?	[ ] Yes	[□] No	[ ] Unk	[ ] NA
2. Are you aware of any past or present movement, shifting, deterioration or other problems with the walls (interior or exterior) or the foundation of the Property?	[ ] Yes	[□] No	[ ] Unk	[ ] NA
3. Are you aware of any tests to determine the composition/compaction of soil or the presence of any "expandable soils" being present on the Property?	[ ] Yes	[□] No	[ ] Unk	[ ] NA
4. Are you aware of any foundation repairs made in the past?	[ ] Yes	[□] No	[ ] Unk	[ ] NA
a) If YES, is there a written report?	[ ] Yes	[□] No	[ ] Unk	[ ] NA
b) If YES, is there a warranty which can be transferred to the buyer?	[ ] Yes	[□] No	[ ] Unk	[ ] NA
5. To your knowledge, are any foundation repairs currently needed?	[ ] Yes	[□] No	[ ] Unk	[ ] NA
6. Except for "Cosmetic Upgrades" (carpet, paint, wallpaper) have you remodeled, made any additions, structural modifications, or other alterations or improvements to the property?	[ ] Yes	[□] No	[ ] Unk	[ ] NA

a) If YES, please attach a detailed description of all work completed, the name of the building contractor who completed the work and the completion date of the work.

7. Were all necessary work PERMITS and approvals secured in compliance with local, city and county building codes?	[ ] Yes	[ ] No	[ ] Unk	[□] NA

If Yes, please explain here (attach additional pages if necessary).

8. Are you aware if there has ever been damage to any portion of the (residence) structure because of the following:

Fire	[ ] Yes	[□] No	[ ] Unk	[ ] NA	Windstorm	[ ] Yes	[□] No	[ ] Unk	[ ] NA
Hail	[ ] Yes	[□] No	[ ] Unk	[ ] NA	Tornados	[ ] Yes	[ ] No	[ ] Unk	[ ] NA
Hurricane	[ ] Yes	[□] No	[ ] Unk	[ ] NA	Other Disaster	[ ] Yes	[ ] No	[ ] Unk	[ ] NA

If Yes, please explain here (attach additional pages if necessary).

9. Are you aware of the presence of, or damage (repaired or unrepaired) caused by, termites or wood-destroying insects?	[ ] Yes	[□] No	[ ] Unk	[ ] NA

If Yes, please explain here (attach additional pages if necessary).

10. Are you aware of the presence of animals or animal infestations on the property and/or in the residence?	[ ] Yes	[ ] No	[ ] Unk	[ ] NA

If Yes, please explain here (attach additional pages if necessary).

11. Other than routine maintenance and upkeep during your ownership, are you aware of any problems, malfunctions, or defects with any of the following?

Interior Walls	[ ] Yes	[□] No	[ ] Unk	[ ] NA	Exterior Walls	[ ] Yes	[□] No	[ ] Unk	[ ] NA
Fireplace	[ ] Yes	[✓] No	[ ] Unk	[ ] NA	Chimney	[ ] Yes	[□] No	[ ] Unk	[ ] NA
Windows	[ ] Yes	[□] No	[ ] Unk	[ ] NA	Skylights	[ ] Yes	[□] No	[ ] Unk	[ ] NA
Doors/Door Trim	[ ] Yes	[□] No	[ ] Unk	[ ] NA	Rain Gutters	[ ] Yes	[□] No	[ ] Unk	[ ] NA
Ceiling	[ ] Yes	[□] No	[ ] Unk	[ ] NA	Driveway	[ ] Yes	[□] No	[ ] Unk	[ ] NA
Flooring	[ ] Yes	[□] No	[ ] Unk	[ ] NA	Irrigation Sys	[ ] Yes	[□] No	[ ] Unk	[ ] NA
Sinks/Wet Bar	[ ] Yes	[✓] No	[ ] Unk	[ ] NA	French Drain	[ ] Yes	[□] No	[ ] Unk	[ ] NA
Shower	[ ] Yes	[□] No	[ ] Unk	[ ] NA	Patio	[ ] Yes	[□] No	[ ] Unk	[ ] NA
Sauna	[ ] Yes	[□] No	[ ] Unk	[ ] NA	Outdoor Fireplace	[ ] Yes	[□] No	[ ] Unk	[ ] NA
Jetted Bathtubs	[ ] Yes	[□] No	[ ] Unk	[ ] NA	Outdoor Kitchen	[ ] Yes	[□] No	[ ] Unk	[ ] NA
Lighting	[ ] Yes	[□] No	[ ] Unk	[ ] NA	Soffit(s)/Fascia(s)	[ ] Yes	[□] No	[ ] Unk	[ ] NA
Ceiling Fans	[ ] Yes	[□] No	[ ] Unk	[ ] NA	Stucco/Dryvit	[ ] Yes	[□] No	[ ] Unk	[ ] NA
Electrical Outlets	[ ] Yes	[□] No	[ ] Unk	[ ] NA	Garage Door	[ ] Yes	[✓] No	[ ] Unk	[ ] NA
Locks	[ ] Yes	[□] No	[ ] Unk	[ ] NA	______________	[ ] Yes	[□] No	[ ] Unk	[ ] NA
______________	[ ] Yes	[□] No	[ ] Unk	[ ] NA	______________	[ ] Yes	[□] No	[ ] Unk	[ ] NA

If Yes, please explain here (attach additional pages if necessary).

V. LAND AND SITE DATA

1. Is there an engineer's survey of the Property available? [ ] Yes [ ] No [ ] Unk [X] NA

If Yes, please attach a copy of the survey and indicate by whom the survey was completed and the date of the survey (attach additional pages if necessary).

2. Are you aware of the existence of any of the following? *Add additional distinct issues below, use a separate page if needed*:
Property tax: [ ] Yes [ ] No [X] Unk If Yes: $__________/year. Homestead exemption: [ ] Yes [ ] No

	Yes	No	Unk	NA		Yes	No	Unk	NA
Encroachments	[ ]	[ ]	[X]	[ ]	Boundary Dispute	[ ]	[X]	[ ]	[ ]
Easements	[ ]	[ ]	[X]	[ ]	Soil Erosion	[ ]	[X]	[ ]	[ ]
Soil Problems	[ ]	[ ]	[X]	[ ]	Standing Water	[ ]	[X]	[ ]	[ ]
Land Fill	[ ]	[X]	[ ]	[ ]	Drainage Problems	[ ]	[X]	[ ]	[ ]
Foreclosure	[ ]	[X]	[ ]	[ ]	Zoning Noncompliance	[ ]	[X]	[ ]	[ ]
Pending Litigation	[ ]	[X]	[ ]	[ ]	Judgments/Liens	[ ]	[X]	[ ]	[ ]
Restrictive Covenants	[X]	[ ]	[ ]	[ ]	Special Assessments	[ ]	[X]	[ ]	[ ]
Mechanics Lien(s)	[ ]	[X]	[ ]	[ ]	Eminent Domain	[ ]	[X]	[ ]	[ ]
Materials Lien(s)	[ ]	[X]	[ ]	[ ]	HOA/COA Dues	[X]	[ ]	[ ]	[ ]
Rights of Way	[ ]	[ ]	[X]	[ ]	Historic Registry	[ ]	[✓]	[ ]	[ ]
CRP	[ ]	[ ]	[X]	[ ]	Pearl River Valley Land	[ ]	[X]	[ ]	[ ]
16th Section land	[ ]	[ ]	[X]	[ ]	PID: $____________	[ ]	[ ]	[ ]	[ ]
Leasehold	[ ]	[X]	[ ]	[ ]	(Other)____________	[ ]	[ ]	[ ]	[X]

If Yes, please explain here (attach additional pages if necessary).

3. Are you aware if any portion of the Property (including a part of the site) is currently located in a FEMA Designated Flood Hazard Zone? [ ] Yes [X] No [ ] Unk [ ] NA
   a) If Yes, what is the flood zone classification of the Flood Hazard Zone? ______________________________

4. Has the residence ever been flooded by rising water from the outside? [ ] Yes [X] No [ ] Unk [ ] NA

5. Is flood insurance currently required? [ ] Yes [X] No [ ] Unk [ ] NA
   a) If Yes, please indicate the premium currently being paid and the date that the premium was last adjusted. Date Paid ___________ Date Last Adjusted___________

6. Are you aware if any portion of the Property (Site) is currently designated as being located within a WETLANDS area and is subject to specific restrictive uses? [ ] Yes [X] No [ ] Unk [ ] NA

7. Are you aware of any occurrence of water penetration or damage (at any time, for any reason) to:

	Yes	No	Unk	NA		Yes	No	Unk	NA
Walls	[ ]	[X]	[ ]	[ ]	Windows	[ ]	[✓]	[ ]	[ ]
Doors	[ ]	[X]	[ ]	[ ]	Crawl Space	[ ]	[X]	[ ]	[ ]
Attic	[ ]	[X]	[ ]	[ ]	Basement	[ ]	[X]	[ ]	[ ]

If Yes, please explain here (attach additional pages if necessary).

8. Are you aware of water penetration or damage FOR ANY REASON, because of:

	Yes	No	Unk	NA		Yes	No	Unk	NA
Flooding	[ ]	[X]	[ ]	[ ]	Lot Drainage	[ ]	[X]	[ ]	[ ]
Pipe Fittings	[ ]	[X]	[ ]	[ ]	Condensation	[ ]	[X]	[ ]	[ ]
Sewer Overflow	[ ]	[X]	[ ]	[ ]	Moisture Seep	[ ]	[X]	[ ]	[ ]
Sewer Backup	[ ]	[X]	[ ]	[ ]	Leaking Pipes	[ ]	[X]	[ ]	[ ]
Plumbing Fixtures	[ ]	[X]	[ ]	[ ]	Broken Pipes	[ ]	[X]	[ ]	[ ]
Leaking Appliances	[ ]	[X]	[ ]	[ ]	Other Causes	[ ]	[X]	[ ]	[ ]

If Yes, please explain here (attach additional pages if necessary).

VI. BUILT-IN APPLIANCES, SYSTEMS AND MECHANICAL EQUIPMENT REMAINING WITH RESIDENCE

Instructions to Seller(s):

a) If an item listed below does not exist or will be uninstalled and removed from the residence before closing, CROSS THROUGH the name of the item using a line or "X," so that the list below will reflect the items remaining with the residence.

b) If other distinct built-in appliances, systems, or mechanical equipment exist and will remain, add them in the blanks provided below or use a separate page.

c) Indicate whether the item is powered by gas or electricity, and the age in years of the item (if age not known, indicate "Unknown").

d) Where a "(#)" appears in the entries below, indicate, in the blank space provided immediately thereafter, how many of the item will remain with the property.

e) Indicate in the box provided after the list below if seller knows of a problem with one or more items appearing in the list.

ITEM	GAS/ELECTRIC	AGE
Built-In Cooktop	n/a	
Built-In Oven(s)	yes	new
Built-In Dishwasher	yes	new
Built-In Microwave	yes	new
Built-In Ice Maker		n/a
Built-in Trash Compactor		
Built-in Range		
Built-In Refrigerator	yes	new

ITEM	GAS/ELECTRIC	AGE
Garbage Disposal	yes	
Garage Door Opener(s) (#)__	2	
Central Air (#) __	electric	
Central Heat (#) __	electric	
Water Heaters (#) __	electric	
Tankless Heater (#) __		
Ductless HVAC		

If seller knows of a problem with one or more items listed above, explain the problem here (attach additional pages if necessary). If no explanation(s) appear in this box or on an attached page, seller thereby indicates being unaware of any problems.

VII. CERTIFICATION

SELLER certifies that the information in this Property Condition Disclosure Statement is true and complete to the seller's actual (personal) knowledge as of the date signed by the seller. If a seller of residential real property acquires knowledge which renders materially inaccurate a Property Condition Disclosure Statement provided previously, the seller shall deliver a revised Property Condition Disclosure Statement to the buyer as soon as practicable. In no event, however, shall a seller be required to provide a revised Property Condition Disclosure Statement after the transfer of title from the seller to the buyer or occupancy by the buyer, whichever is earlier.

____ *Date* ____________________

X____ *Date* ____________________

BUYER acknowledges receipt of a copy of this statement and buyer understands that this information is a statement of certain conditions and information concerning the property known to the seller. It is not a warranty of any kind by the seller and is not a substitute for any home, pest, hazardous waste, or other inspections or testing of the property or inspection(s) of the public records.

________________________________ 09/24/23 *Date* ____________________

X____ *Date* ____________________

SELLER'S CLOSING CERTIFICATION: Seller certifies at closing that the information in this PCDS, including any amendments, remains true and complete to the seller's actual (personal) knowledge as of the date of the transaction's closing.

Se

X________________________________ *Date of closing* ____________________

X________________________________ *Date of closing* ____________________

Request for

FINAL SURVEY ~ SOIL/TERMITE LETTER ~ CLOSING TIME

DATE: **October 10, 2023**

FROM:

••

LOT SUBD:

BUYER:

ADDRESS:

COUNTY:
EMAIL:
PHONE: (No phone numbers found.)

NEED SURVEY BY: _

CLOSING ON: 10/26/2023

Inital Walk Date: 10/19/2023

BUYER'S AND SELLER'S ACKNOWLEDGMENT

The undersigned Purchaser __A _is consummating the purchase of a residence located at _____ County, Tennesse, from the Seller. Herein after the term Seller shall include Seller's representatives, agents and employees.

INSPECTION

Purchaser has not relied upon any oral representations made by Seller. Purchaser has inspected the property and accepts the improvements as built subject only to the exceptions described on the attached list identifying all conditions of construction and equipment which purchaser believes require correction or alteration by Seller.

CONSTRUCTION STANDARDS

Seller represents that all improvements have been built in accordance with minimum property standards set forth in current publication of such standards by the United States Department of Housing and Urban Development. Purchaser acknowledges that no reliance has been placed on standard or model plans and specifications or any plans and specifications filed with any regulatory authorities, including but not limited to, the Veterans Administration, Federal Housing Administration, lending institutions, and mortgage insuring agencies for LIMESTONE County, Alabama. Purchaser recognizes that the original design plans and specifications for construction of the improvements may have undergone a number of changes due to a variety of causes including, without limitation, availability of material, topography, construction methods and techniques and changes in building codes and governmental requirements. Purchaser acknowledges that this purchase is based on a visual inspection of the property and not upon any drawing, map, picture or other documents.

WARRANTIES

Purchaser acknowledges that the only warranties surviving the closing are those written warranties approved in writing by the Federal Housing Commissioner, the Administrator of Veteran Affairs, any lending institution or mortgage insuring agency or those warranties agreed to in writing by the Purchaser and Seller at closing. Purchaser understands that there are no other warranties, whether expressed or implied, including any implied warranty of habitability, merchantability, fitness for a particular purpose or workmanship. Any warranties, other than those warranties agreed to in writing at closing, whether expressed or implied, are disclaimed by Seller and waived by Purchaser.

FINANCING

Purchaser acknowledges that his mortgagee has explained fully to him all provisions contained in the mortgage agreement entered into by the Purchaser in connection with the purchase of said residence, including but not limited to, the operation of any graduated payment provisions (GPM) or adjustable rate provision (ARM) and the effect of "negative amortization" on the outstanding principal balance of such mortgage included therein. Purchaser hereby releases Seller from any and all liability for statements or representation made by Seller, Seller agents or employees with respect to the operation of such provisions. Purchaser acknowledges further that any payments (Buy-down) or otherwise, has been made by the Seller for Purchaser's benefit and with Purchaser's knowledge, and do not affect Purchaser's obligations under said mortgage except as otherwise provided therein: Purchaser hereby releases Seller from any and all liability on said mortgage.

SEVERABILITY

If any provision of this Agreement or the application thereof to any person or circumstance is held invalid, the invalidity shall not affect other provisions or applications of this Agreement.

AGREEMENT TO SURVIVE CLOSING

This Agreement is a material consideration between Purchaser and Seller for the conclusion of the sale, and all of the terms and provisions shall survive the closing and, without limiting the generality of the foregoing, shall survive the execution of the deed, the loan documents, and any other documents pertaining to in any way to the execution of the sale or the closing of the loan made to Purchaser, if any.

Executed this _______ day of ____10/11/23______, 20_____.

PURCHASER(S):

Buyer: A ______ 10/11/23
Date

BUILDER:

Date: **October 10, 2023**

RE:

RWC Builder Number:

To Whom It May Concern:

This is to confirm that the property referenced above has been accepted for coverage by Residential Warranty Company, LLC's 10 year warranty program. The effective date of warranty will be the settlement date.

Very truly yours,

RESIDENTIAL WARRANTY COMPANY, LLC

[illegible]
Enrollments Manager

AA


50.00'
10' UTIL. ESMT.
30'-0" TO FRAME
29'-7" TO BRICK
25'-0" MIN. OF SOD BEHIND HOUSE
SOD
20' MIN. REAR YARD SETBACK
PORCH
5'-6" TO FRAME
5'-1" TO BRICK
39'-0" O.A. FRAME
39'-10" O.A. BRICK
5'-6" TO FRAME
5'-1" TO BRICK
5' MIN. SIDE YARD SETBACKS
120.00'
5' UTIL. ESMT.
59'-0" OVERALL FRAME
59'-10 OVERALL BRICK
PLAN NO.
CALI-E
"REVERSED PLAN"
5' UTIL. ESMT.
120.00'
DOUBLE GARAGE
POR
30' MIN. BUILDING LINE
FRONT PROPERTY LINE MAY NOT NECESSARILY BE THE CURB LINE. MEASURE FROM THE REAR PROPERTY LINE AND CENTER LINE OF THE STREET TO CONFIRM FRONT SETBACK.
3'-6" CONC. WALK
16' CONC. DRIVE
53'-0" FROM FRAME
52'-7" FROM BRICK
TO CENTER OF R.O.W.
SOD
10' UTIL. ESMT.
50.00'
5' SIDEWALK
INLET
4.5' GRASS STRIP
CURB
SOD AT GRASS STRIP
22' ℄
MARY FRANCES DRIVE

*NOTE!

FLATWORK:		
CONC. DRIVE & INLET	=	656.00 SQ. FT.
CONC. WALK	=	33.54 SQ. FT.
REQ. SIDEWALK	=	170.00 SQ. FT.
SOD & GRASS STRIP	=	3,327.46 SQ. FT.



NOTE!
ADJUSTMENTS TO EASEMENT SIZES AND LOCATIONS, SETBACKS, PROPERTY LINES AND ZONINGS COULD VARY IF THE SUBDIVISION PLAT FROM WHICH THIS SITE PLAN WAS PREPARED IS RE-RECORDED WITH ADDITIONAL CHANGES. REVIEW FINAL SUBDIVISION PLAT AT BUILDING DEPARTMENT WHEN APPLYING FOR PERMITS AND BEFORE CONSTRUCTION, FOR POSSIBLE CHANGES.

LOT

(6,000 SF.)

SECTION B

ZONED: P.U.D.

BUILDING DESIGNER
DESIGNED FOR
DATE
SCALE

F

Homeowners Association
Membership Mandatory

HOA Dues

Initiation Fee:	$300
Annual Assessment:	$300
Transfer Fee:	$175

Term year for assessments: January 1 through December 31

Community Association Manager

Manager:

Amenities

Landscaped Entrance
Landscaped Common Areas

THE CALI

Elevations E, F, N

1774 SQ. FT. | **4** BED **2** BATH **1** STORY **2** CAR



Elevation **E**



Elevation **F**



Elevation **N**

THE CALI


BEDROOM 1
12'-0" x 15'-0"
ELECTRIC FIRPLEACE
LIVING
15'-1" x 16'-4"
COV PORCH
11'-0" x 8'-0"
DINING
11'-0" x 10'-5"
BATH 1
WIC
LIN.
CLOSET
DW
REF
KITCHEN
18'-0" x 11'-3"
D
W
LDRY
RANGE
PANTRY
DEN / BEDROOM 4
11'-0" x 11'-8"
MECH
BEDROOM 3
10'-4" x 11'-0"
LINEN
HALL
WH
BATH 2
2 CAR GARAGE
20'-1" x 20'-0"
FOYER
COATS
BEDROOM 2
10'-4" x 11'-0"
PORCH
5'-0" x 3'-8"

Interior Highlights

· Interior two panel smooth doors with round satin nickel door knobs

· Smooth finish walls and with textured ceiling
· Mohawk® Revwood wood flooring in all areas except bedrooms, bathrooms, and laundry room
· Interior walls and ceilings receive an attractive Shell White color flat latex paint. Interior trim receives semi-gloss in Shell White color
· LED lighting package including overhead lighting in all bedrooms
· Two convenient cable outlets and one phone outlet
· Cultured marble vanity tops in bathrooms
· Elongated toilets
· Vikrell® tub/shower surrounds
· Vented exhaust fans in bathrooms
· Vinyl ventilated shelving in closets
· Smoke detectors provided at each floor and bedroom and one carbon monoxide detector

· Walk in closets (per plan)
· Walk in pantry (per plan)
· 48" Electric fireplace
· Double bowl sink in hall bath (per plan)
· Double bowl sink with 5' shower and closet in owner bath
· Garage door opener with two remotes
· Window blinds throughout entire home, excluding sliding glass doors

· Carrier 14 seer high efficiency HVAC System
· Moen® anti-scald shower valves
· 50-gallon electric water heater
· Mohawk® Carpet with Scotchgard® upgraded protection and 5 lb. rebond pad

· Door chime
· Recessed ice maker connection
· Fully drywalled garage and insulated garage walls adjacent to heated interior space, painted Shell White

Kitchen

· 36" birch cabinets (per plan)
· Island with cabinets (per plan)
· LED lighting
· Moen® chrome single lever faucet with vegetable sprayer and deep stainless steel sink

· Garbage disposal
· Granite countertops with 4" granite backsplash
· Stainless Steel Appliances by Whirpool®, including: Gas Range, Dishwasher, Microwave, and Refrigerator

Exterior Features

· Four sided brick per plan
· Vinyl accents and trim per plan
· Gutters
· Board and Batton vinyl shutters (per plan)
· Architectural shingles
· Insulated low E vinyl single hung windows with tilt sash and double insulated glass in all windows
· Raised panel insulated front door with glass insert, painted to match shutters with satin nickel entry knob and dead bolt
· Steel-raised panel garage door with decorative hardware
· Two exterior faucets
· Oriented Strand Board sheathing for superior structural framing integrity
· Protected with an underlayment of Pactiv® House Wrap
· Two grounded weather proof outlets
· Deluxe landscape package with sodded yard in front, sides and up to 25' in rear
· Termite prevention system
· Ridge vent and soffit ventilation
· Window sill sealed to minimize insect and air infiltration
· Double flood light at front eave

Home is Connected**

· Alarm.com app
· QOLSYS IQ panel
· Honeywell T6 Pro Z-Wave™ thermostat
· Amazon Echo Dot
· Kwikset SmartCode888 deadbolt at front door
· Eaton Z-Wave switch
· Skybell video doorbell

ı Difference

· #1 Home Builder Award since 2002*
· Over 40 years of homebuilding experience
· Nationally recognized RWC 2-10 homebuyer extended warranty
· 1 year D.R. Horton exclusive in-house warranty program

Schools

Local Activities / Points of Interest

Southaven Towne Center
Central Park
Snowden Grove Park
Jim Saucier Memorial Park
Southaven Golf Center
Desoto Family Theatre
Landers Center
M.R. Davis Southaven Public Library Urban Air
Desoto Crossfit
Strike Zone Bowling Lanes

Utility Providers

U.S. Postal Service
7550 Airways Blvd, Southaven, MS 38671

Water
City of Southaven Utilities

Sewer
City of Southaven Utilities

Telephone

Power

Cable
Millington CATV

Shopping & Restaurants

Walmart Supercenter
Kroger
Tanger Outlets
Sam's Club
Malco Desoto Cinema Grill

Medical

Emergency Services

40 40



STATELINE ROAD
S89°48'32"W 1950.23'
SCALE BREAK
S00°00'00"W 48.00'
POINT OF BEGINNING
N89°33'13"E 96.99'
N89°33'13"E 123.44'
S00°12'16"E 83.18'
30' SETBACK
192 11,698 SF
191 15,125 SF
193 6,000 SF
190 10,830 SF
189 8,266 SF
188 6,000 SF
187 6,000 SF
186 8,266 SF
185 8,266 SF
184 6,000 SF
183 6,000 SF
182 6,000 SF
181 6,000 SF
180 6,000 SF
179 6,000 SF
178 6,000 SF
MARY FRANCES DRIVE
KATHRYN GRACE
MARY ELLEN DRIVE
PUBLIC ALLEY
N43°39'08"E 94.63'
N46°20'52"W 464.00'
N46°20'52"W 164.00'
S46°20'52"E 284.00'
S43°39'06"W 164.00'
20' REAR SETBACK
30' FRONT SETBACK
20' FRONT SETBACK
30' FRONT SETBACK (TYP.)
20' FRONT SETBACK (TYP. ON REAR LOADING LOTS)
SECTION A OF RASCO FARMS SUBDIVISION DEED BOOK: 655 PAGE NUMBER: 195
REMAINING PROPERTY 164.632 ACRES 7,171,376 SQUARE FEET
AA

SECTION B OF RASCO FARMS SUBDIVISION

A LEGAL DESCRIPTION OF A 3.862, MORE OR LESS, ACRE TRACT OF LAND LOCATED IN THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER AND THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 21, TOWNSHIP 1 SOUTH, RANGE 8 WEST, SOUTHAVEN, DeSOTO COUNTY, MISSISSIPPI AND IS FURTHER DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 21 BEING A BOLT FOUND IN THE INTERSECTION ON TULANE ROAD AND STATELINE ROAD WEST; THENCE SOUTH 89 DEGREES 48 MINUTES 32 SECONDS WEST A DISTANCE OF 1950.23 FEET TO A POINT; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST A DISTANCE OF 48.00 FEET TO A ½" REBAR SET ON THE SOUTH RIGHT OF WAY OF STATELINE ROAD WEST BEING THE TRUE POINT OF BEGINNING. THENCE SOUTH 00 DEGREES 12 MINUTES 16 SECONDS EAST A DISTANCE OF 83.18 FEET TO A ½" REBAR SET; THENCE SOUTH 43 DEGREES 39 MINUTES 08 SECONDS WEST A DISTANCE OF 50.00 FEET TO A ½" REBAR SET; THENCE SOUTH 46 DEGREES 20 MINUTES 52 SECONDS EAST A DISTANCE OF 284.00 FEET TO A ½" REBAR SET; THENCE SOUTH 43 DEGREES 39 MINUTES 06 SECONDS WEST A DISTANCE OF 164.00 FEET TO A ½" REBAR SET; THENCE SOUTH 46 DEGREES 20 MINUTES 52 SECONDS EAST A DISTANCE OF 16.00 FEET TO A ½" REBAR SET; THENCE SOUTH 43 DEGREES 39 MINUTES 06 SECONDS WEST A DISTANCE OF 140.00 FEET TO A ½" REBAR SET; THENCE NORTH 46 DEGREES 20 MINUTES 52 SECONDS WEST A DISTANCE OF 464.00 FEET TO A ½" REBAR SET; THENCE NORTH 43 DEGREES 39 MINUTES 08 SECONDS EAST A DISTANCE OF 94.63 FEET TO A ½" REBAR SET; THENCE NORTH 46 DEGREES 20 MINUTES 52 SECONDS WEST A DISTANCE OF 164.00 FEET TO A ½" REBAR SET; THENCE NORTH 43 DEGREES 39 MINUTES 08 SECONDS EAST A DISTANCE OF 100.00 FEET TO A ½" REBAR SET POINT, SAID POINT BEING ON THE SOUTH RIGHT OF WAY LINE OF STATELINE ROAD WEST; THEN ALONG THE SOUTH RIGHT OF WAY LINE OF STATELINE ROAD WEST NORTH 89 DEGREES 33 MINUTES 13 SECONDS EAST A DISTANCE OF 315.21 FEET TO THE POINT OF BEGINNING. SAID TRACT CONTAINING 168,235 SQUARE FEET OR 3.862 ACRES.

NOTES:

1. MINIMUM SETBACKS ARE AS FOLLOWS: (UNLESS OTHERWISE NOTED)
   A. 20' FRONT YARD (REAR LOADING HOMES)
      30' FRONT YARD (ALL OTHERS)
   B. 3' MINIMUM SIDE YARD, WITH THE SUM OF 8'
   C. 20' REAR YARD
2. A 10 FEET WIDE UTILITY EASEMENT IS REQUIRED ON ALL STREET FRONTAGE AND REAR LOT LINES. A 5 FEET WIDE UTILITY EASEMENT IS REQUIRED ALONG EACH SIDE OF EACH LOT LINE.
3. WATER AND SEWER SERVICE WILL BE PROVIDED BY THE CITY OF SOUTHAVEN.
4. THIS PROPERTY IS NOT LOCATED IN HUD IDENTIFIED SPECIAL FLOOD HAZARD AREA ACCORDING TO FEMA MAP NO. 28033C0056 G, DATED FEB. 7, 2007.
5. IRON PINS ARE SET ON THE REAR PROPERTY CORNERS. CHISEL MARKS ARE MADE ON THE CURB AT THE EXTENDED PROPERTY LINE AND ARE FOR REFERENCE ONLY.
6. LOTS 191 & 192 SHALL NOT HAVE DRIVEWAY ACCESS TO STATELINE ROAD.
7. ALL BEARINGS ARE REFERENCED TO MISSISSIPPI STATE PLANE COORDINATES (MS WEST ZONE, NAD 83) GRID NORTH BY GPS OBSERVATION.
8. INDIVIDUAL OWNERS SHALL BE REQUIRED TO MAINTAIN PROPERTY IN SUCH CONDITION AS TO MINIMIZE OFF-SITE DAMAGE FROM EROSION, SEDIMENT DEPOSITS, AND STORM WATER. THIS REQUIREMENT WILL BE IN EFFECT FROM THE BEGINNING OF THE SITE PREPARATION AND CONTINUED THROUGHOUT THE ESTABLISHED PERMANENT VEGETATIVE COVER.
9. INDIVIDUAL OWNERS SHALL BE RESPONSIBLE FOR ANY SUBSEQUENT CHANGES IN THE LAND, INCLUDING (BUT NOT LIMITED TO) ANY SETTLEMENT LAND ARISING FROM THE INSTALLATION OF ANY UTILITY AT THE TIME OF INSTALLATION OR AT ANY TIME THEREAFTER.
10. A HOME OWNER'S ASSOCIATION SHALL MAINTAIN THE ALLEY WAYS SHOWN ON THIS PLAN. MAINTENANCE SHALL BE PROVIDED FOR THE ASPHALT PAVEMENT IN THE ALLEY. THE CITY OF SOUTHAVEN AND ANY APPLICABLE UTILITY COMPANY SHALL HAVE EGRESS RIGHTS AS NEEDED TO MAINTAIN ANY UTILITIES THAT MAY BE LOCATED WITHIN THE ALLEY MAINTAINED BY THE HOMEOWNER'S ASSOCIATION.

CURVE TABLE					
CURVE	LENGTH	RADIUS	TANGENT	CHORD D	CHORD B
C1	43.27	78'	22.21	42.72	N27°45'32"E
C2	44.64	25'	31.04	38.94	N39°17'25"W
C3	37.35	25'	23.15	33.97	S46°45'30"W
C4	46.56	122'	23.58	46.30	N14°54'07"E
C5	37.93	122'	19.12	37.77	N34°44'47"E
C6	39.27	25'	25.00	35.36	S01°20'52"E
C7	39.27	25'	25.00	35.36	S88°39'08"W
C8	39.27	25'	25.00	35.36	N88°39'08"E
C9	39.27'	25'	25.00	35.36	S01°20'52"E

40 0 40
GRAPHIC SCALE IN FEET
SCALE: 1"=40'

North



E. SHELBY DRIVE
HWY 51
HOLMES ROAD
TULANE ROAD
ELVIS PRESLEY
INTERSTATE 55
STATELINE ROAD WEST
STANTON RD S
SITE
HWY 301
HIGHWAY 51

VICINITY MAP
SCALE: 1"=200'

City of Southaven minutes recorded in warranty deed bk 856 page 224. This the 17th day of May, 2018.
Misty Heffner, Chancery Clerk
By: [signature], DC

FINAL PLAT OF
BK: 665 PG: 195
SECTION 'B' OF RASCO FARMS SUBDIVISION

DEVELOPER: BERUK PROPERTIES
ACREAGE: 3.862 ACRES TOTAL LOTS: 16
SECTION 21, TOWNSHIP 1S, RANGE 8W
SOUTHAVEN, DeSOTO COUNTY, MISSISSIPPI
SCALE: 1"=40' ZONING: P.U.D.
JANUARY, 2018 SHEET 1 OF 2

Address:

Job Number:

Occupant Name:

Job Description:

Parcel/Tax ID#:

Property Owner:

Contractor:

Permit Number: [illegible]

Permit Issued On: 6/28/2023

Permit Expires On: 6/28/2024

Inspections Required: BI - Sewer, BI - Foundation, BI - Plumbing Rough-In (Residential), BI - Bracewall, Beams, Seismic and Wind, BI - Brick Tie (Residential), BI - Framing (Residential), BI - Electrical Rough-In (Residential), BI - Mechanical Rough, BI - Plumbing Top-Out, BI - Gas LNG, BI - Final for C/O (Residential)

RESIDENTIAL PERMIT - NEW CONSTRUCTION

TO SCHEDULE INSPECTIONS CALL (662) 393-4639.

DESCRIPTION	INSP #1		INSP #2		INSP #3		INSP #4	
	PASS	FAIL	PASS	FAIL	PASS	FAIL	PASS	FAIL
Plumbing Rough-In								
Bracewall, Beams, Seismic and Wind								
Brick Tie Residential								
Electrical Rough-In								
Framing Residential								
Mechanical Rough								
Plumbing Top-Out								
Gas LNG								
Final for C/O Residential								
Sewer								
Foundation								
COMMENTS:								

The holder of this permit understands that any failure to provide complete and/or accurate information on the permit application shall be grounds for the revocation of this permit. This permit may be revoked if it is issued prior to any aspect of this project being revealed as a danger to public health, safety, or welfare regardless of which party is responsible for the failure.

Smart Home Disclosure

Congratulations on your new Your new home is equipped with technology that includes some or all of the following Internet-connected devices: a programmable thermostat; a door lock; a light switch; a touchscreen smart home control device; home security devices such as door and window contacts and motion detectors; a video doorbell; a garage door opener; and a smart speaker (collectively, "**Smart Home Technology**"), all of which are integrated by an automation platform hosted by Alarm.com. Other Smart Home Technology features may be offered for an additional charge. See your ales representative for complete details on the Smart Home Technology included in your home.

The video doorbell and the smart speaker will be installed by a third party ("**Installer**") *after closing*. Installation of the touchscreen smart home control device also may occur *after closing*. At that time, the Installer will activate certain components of the Smart Home Technology, provide training to you on how to use the Smart Home Technology, and provide information to you regarding additional services or products available for purchase.

The Alarm.com home automation-only application (the "**App**") is included at no charge to you for 36 months following the close of escrow on your home. Thereafter, the App may be purchased directly from the Installer for a monthly fee or, if you have contracted with the Installer for security monitoring services, the App is included with such security-monitoring services.

In order to install and activate the Smart Home Technology and to provide you with training on how to use the Smart Home Technology and information regarding additional services or products available for purchase, will provide your contact information to the Installer so the Installer can get in touch with you via telephone, email or U.S. mail to schedule an appointment. For the Smart Home Technology to work, you must obtain and pay for your own Internet service, and you may need to purchase compatible devices and maintain accounts with third parties for the services. The Installer will discuss these requirements with you prior to the appointment to ensure the installation and activation goes smoothly. may receive a referral fee from the Installer if you purchase additional services or products from the Installer.

IMPORTANT INSTALLATION DEADLINE: You have *120 days* from the date you close escrow on your home (the "**Deadline**") to schedule an appointment with the Installer. If you schedule an appointment with the Installer after the Deadline, you will be required to pay the Installer's then-current labor and equipment costs to install and activate certain components of the Smart Home Technology and to train you on how to use the Smart Home Technology.

PRIVACY DISCLOSURE: In connection with your purchase of a home from , we will collect certain personal information from you. To learn more about the categories of personal information we collect, and how we may use or share that personal information, please view our Privacy Policy on our website at as it may change from time to time.

COLLECTION OF INFORMATION BY DEVICES: The Smart Home Technology may collect information about you and your use of the device. This information is collected, used and analyzed by the third-party providers of the devices and the Alarm.com automation platform. Use of such information is governed by the terms, conditions, policies and practices of such third-party providers only. recommends that you carefully review your agreements with, and other terms and conditions published by, these third-party providers, as well as additional information about the Smart Home Technology by visiting does not collect any information from these devices about you or your use of the devices.

I acknowledge and agree that D.R. Horton does not make any representations or warranties that any or all of the Smart Home Technology is secure, will meet any of my needs or will provide any level of physical or cyber security for my home or otherwise – even if the Smart Home Technology is working as intended.

Cell Phone #: Work Phone #: Home Phone #:

Email Address (primary): Email Address (secondary):

My New Home – Address /Direct Mail: [illegible]
Community/Subdivision Name:

Projected Closing Date: 10/26/2023

BUYER(S):

_________________________________ [illegible]

Buyer: Date

HOME PURCHASE AGREEMENT

In consideration of the reciprocal covenants stated herein, , ("Seller") and (collectively, "Purchaser") agree as follows:

1. CONVEYANCE. Seller shall sell to Purchaser and Purchaser shall purchase from Seller all that certain parcel or tract of land with a street address of , more particularly described as Lot **193**, Block , **Rasco Farms** Subdivision (the "Lot") in together with all improvements thereon and all appurtenances thereto, but less and except all rights, titles and interests to all oil, gas, water, petroleum, natural gas, coal, lignite and other minerals and hydrocarbons, and all geothermal energy and resources, located in whole or in part on, in or under the Lot and / or that may be produced or extracted from the Lot. The interests to be conveyed pursuant to this Home Purchase Agreement (the "Agreement") are hereinafter collectively referred to as the "Property."

2. PURCHASE PRICE AND METHOD OF PAYMENT. Subject to adjustment as may be provided herein, the Purchase Price for the Property shall be: **Two Hundred Seventy Seven Thousand Nine Hundred Ninety and 00/100 Dollars ($277,990.00)** to be paid in cash as provided herein. The following is a breakdown of the Purchase Price as of the Effective Date (defined in Section 19 below):

Base Price	**$287,990.00**
Plus Lot Premium	**+ $ 0.00**
Plus Options Selected To Date	**+ $2,080.00**
Minus Option Incentive	**<$2,080.00>**
Sales Price Adjustment	**<$10,000.00>**
Total Purchase Price	**$277,990.00**

The terms of the subsection (a or b) checked below shall also apply.

⊘ a. No Financing Contingency.

Purchaser shall pay to Seller the Purchase Price in cash at Closing (see Section 16 below). Within ten (10) business days after the Effective Date, Purchaser shall provide documentation to Seller that will verify to Seller's reasonable satisfaction that Purchaser has the available funds necessary to purchase the Property according to the terms of this Agreement. If Purchaser does not provide such documentation to Seller within that time period, then Seller may at its option terminate this Agreement by providing written notice to Purchaser of termination, in which event Seller shall retain the Earnest Money (see Section 4(b) below) and neither party shall have any further obligation or liability to the other hereunder.

○ b. Financing Contingency

(1) Purchaser shall use its best efforts to obtain a loan in the principal amount of no more than percent of the Purchase Price, reduced to the next lowest hundred dollars, (the "Loan") to be secured by a first priority deed of trust on the Property. The proceeds of the Loan, together with the balance of the Purchase Price, shall be paid to Seller by Purchaser in cash or other immediately available funds at Closing.

(2) Purchaser shall apply for the Loan within <u>three (3) business days</u> after the Effective Date. **Failure by Purchaser to apply for the Loan within that time-period or to pursue approval of the Loan diligently thereafter shall constitute a material breach of this Agreement by Purchaser**. Within <u>seven (7) days</u> after the Effective Date, Purchaser shall provide Seller with written evidence from Purchaser's lender confirming that Purchaser has been prequalified for the Loan (the "Prequalification Letter"). Within <u>twenty-one (21)</u> days of the Effective Date, Purchaser shall provide Seller with a letter from Purchaser's lender confirming that the Loan has been conditionally approved (the "Conditional Approval Letter"). Within <u>thirty (30)</u> days after the Effective Date, Purchaser shall provide Seller with a letter from Purchaser's lender confirming that the Loan has been fully and finally approved, with no conditions or contingencies (the "Final Approval Letter"). If Purchaser fails to provide the Prequalification Letter, Conditional Approval Letter or the Final Approval Letter to Seller by the respective deadlines stated above, then Seller, at Seller's option, may terminate this Agreement upon written notice to Purchaser, in which event the Earnest Money shall be refunded to Purchaser if Purchaser is not in breach of this Agreement, and thereafter neither party shall have any further liability or obligation to the other hereunder.

(3) Purchaser acknowledges that there are many different loan programs available from many different lenders. If the loan approval obtained by Purchaser contains any contingencies, Seller may require the satisfaction of those contingencies within the time period specified for obtaining the Final Approval Letter and terminate this Agreement if those contingencies are not waived or satisfied within that time; in which event, the Earnest Money shall be refunded to Purchaser, and neither party shall thereafter have any further liability or obligation to the other hereunder.

(4) Purchaser understands and acknowledges that certain loan/credit approvals are only valid for up to one hundred twenty (120) days. Purchaser shall update loan/credit approval documentation as needed in order to maintain current loan approval up until the date of closing. Purchaser agrees to execute all papers and perform all other actions necessary to obtain the Loan and to accept the Loan if approved by lender. Purchaser shall, in addition to the payment of principal and interest upon the Loan, pay at Closing such amounts as may be required by the lender to establish or maintain an escrow for insurance, property taxes or private mortgage insurance.

(5) **FOR FHA/VA LOANS ONLY:**

(i) **FHA Amendatory Clause.** If Purchaser applies for and obtains a commitment for an FHA-insured loan, then, notwithstanding any other provisions of this Agreement, Purchaser shall not be obligated to complete the purchase of the Property or to incur any penalty, by forfeiture of earnest money or any other deposit, or otherwise, unless Purchaser has been given, in accordance

with HUD/FHA requirements, a written statement by the Federal Housing Commissioner or a Direct Endorsement lender setting forth the appraised value of the Property of not less than (**$277,990.00**). Purchaser shall have the privilege and option of proceeding with consummation of the Agreement without regard to the amount of the appraised valuation. The appraised valuation is arrived at to determine the maximum mortgage the Department of Housing and Urban Development will insure. HUD does not warrant the value or condition of the Property. Purchaser should satisfy himself/herself that the price and condition of the Property are acceptable.

(ii) **Escape Clause for VA Loans.** It is expressly agreed that, if Purchaser applies for and obtains a commitment for an VA-guaranteed mortgage loan, then, notwithstanding any other provisions of the Agreement, Purchaser shall not incur any penalty, by forfeiture of earnest money or any other deposit, or otherwise, nor shall Purchaser be obligated to complete the purchase of the Property if the Purchase Price or cost exceeds the reasonable value of the Property established by the Department of Veterans Affairs. Purchaser shall, however, have the privilege and option of proceeding with the consummation of the Agreement without regard to the amount of the reasonable value established by the Department of Veterans Affairs (Authority: 38 U.S.C. 501, 3703(c)(1)).

(iii) **Additional Funding.** Purchaser agrees that, should Purchaser elect to complete the purchase of the Property at an amount in excess of the appraised value, Purchaser shall pay such excess amount in cash from a source Purchaser agrees to disclose to the FHA or VA (as applicable) and that Purchaser represents will not be from borrowed funds, except as approved by the FHA or VA (as applicable).

3. FINANCIAL INFORMATION. Purchaser acknowledges that Purchaser's financial situation may affect Purchaser's ability to obtain a loan and/or purchase this Property. Purchaser further acknowledges that it is important for the Seller to know Purchaser's financial situation and Purchaser's ability to obtain financing. Purchaser hereby grants permission for the Seller to contact any mortgage company or financial institution to which Purchaser may apply for a loan and to discuss Purchaser's financial situation and prospects of obtaining a loan. Purchaser hereby authorizes any mortgage company or financial institution from which Purchaser may seek a loan to discuss Purchaser's financial status with the Seller and to provide the Seller with any documentation or information regarding said financial status, including but not limited to Purchaser's credit score.

4. EARNEST MONEY.

a. Deposits. The parties acknowledge that Purchaser has paid to Seller a deposit in the amount of **$1,000.00** (the "Initial Deposit"). The Initial Deposit and any additional deposits of earnest money paid by Purchaser to Seller (collectively, the "Earnest Money") shall be deposited with Seller in its trust account upon acceptance of this Agreement by Seller. Deposits of Earnest Money shall be made by Purchaser in accordance with the following schedule:

Earnest Deposits

Due Date	Collection Date	Payment Type	Check Number	Deposit Amount	Collection Amount
09/22/2023				$1,000.00	$1,000.00
	09/22/2023 Note: will wire	Wire Transfer	1234		$1,000.00
			Total	**$1,000.00**	**$1,000.00**

b. Disbursement. The Earnest Money shall be retained by Seller except as otherwise expressly stated in this Agreement. At Closing, the Earnest Money shall be credited to Purchaser against the Purchase Price; otherwise, the Earnest Money shall be disbursed as provided herein. If any dispute arises between Purchaser and Seller as to the final disposition of all or part of the Earnest Money, Seller may, but shall not be required to, interplead all or any disputed part of the Earnest Money into a court of competent jurisdiction. If Seller interpleads the Earnest Money into a court, Seller shall be entitled to recover the costs of such interpleader, including reasonable attorney's fees incurred in connection with the interpleader, from the Earnest Money.

5. SURVEY. Seller makes no warranty or representation whatsoever regarding any matter that would be shown or revealed by an accurate survey of the Property. Purchaser acknowledges this disclaimer by Seller of any warranty or representation regarding matters of survey, and hereby elects as follows (CHECK APPLICABLE OPTION):

⊗ **No Survey** – Purchaser elects not to obtain a current plat of survey of the Property, and Purchaser shall not be charged for a survey at Closing. Purchaser acknowledges that any title insurance policy issued in favor of Purchaser may contain an exception from coverage for all matters that would be revealed by a current survey of the Property.

○ **Survey** – Purchaser elects to obtain a current plat of survey of the Property. As an accommodation to Purchaser, at Closing Seller shall provide Purchaser with a plat of survey of the Property performed by an independent, licensed surveyor for the benefit of Purchaser, showing all structures and other improvements located on the Property as of the date of the survey. The survey shall be suitable for use by Purchaser to obtain title insurance for the Property without the standard exception for matters that would be shown or revealed by a current survey of the Property. Purchaser shall be responsible for the cost of the survey (not to exceed Six Hundred Dollars ($600)) and shall pay such cost at Closing. Seller may advance the cost of the survey for Purchaser, in which event Purchaser shall reimburse Seller at Closing. Seller makes no warranty or representation whatsoever regarding the quality, accuracy or reliability of any survey of the Property obtained for the benefit Purchaser pursuant to this subsection, and Purchaser shall look solely to the surveyor for same.

6. WARRANTY OF TITLE. Seller shall convey insurable fee simple title in and to the Property to Purchaser at Closing by special warranty deed (the "Deed"), subject to: (a) zoning ordinances affecting the Property; (b) utility, drainage and other easements, deed restrictions or other conditions or restrictions of record upon which do not prevent use or enjoyment of the Lot or the house constructed thereon; (c) subdivision covenants, conditions and restrictions; (d) all matters shown on the final plat for the subdivision where the Property is located; (e) all prior conveyances and/or reservations of all rights, titles and interests to all oil, gas, water, petroleum, natural gas, coal, lignite and other minerals and hydrocarbons, and all geothermal energy and resources, located in whole or in part on, in or under the Lot and/or that may be produced or extracted from the Lot; and (f) any matters that would be shown or revealed by a current survey of the Lot. "Insurable title" shall mean title which a title insurance company licensed to do business in Mississippi will insure at its regular rates, subject only to its standard exceptions and those exceptions listed in subsections (a) through (f) above.

7. TITLE EXAMINATION. Purchaser shall have until ten (10) days prior to the Closing Date (as defined in Section 16 below) to examine title to the Property and to furnish Seller with a written statement of any exceptions to insurable title. If Purchaser does not serve Seller with notice of exception to insurable title prior to that date, Purchaser shall have waived any objection to title to the Property as it existed as of the Effective Date. If Purchaser does serve such notice on Seller prior to that date, the notice shall specify and itemize the exceptions to insurable title. If Seller does not remove any exceptions to insurable title within a reasonable time, Purchaser shall have the right to terminate this Agreement and to receive a refund of the Earnest Money and Option Money (as defined in Exhibit A), if any, paid to Seller. Under no circumstances shall Seller be obligated or required to remove or cure any exception to title to the Property that is a permissible exception to insurable title as defined in Section 6 above.

8. DESTRUCTION. If the home built on the Lot is either totally destroyed or substantially damaged (as determined by Seller in its sole discretion) before Closing, either party may terminate this Agreement by written notice to the other within ten (10) days after the date of such destruction. From and after the Closing (see Section 16 below), all risk of loss to the Property shall be upon Purchaser.

9. INSPECTION.

a. Procedure. Prior to Closing, Seller shall have the right to deny access to the Lot to any person at any time, as Seller determines in its sole discretion. However, Purchaser or a professional home inspector contracted by Purchaser shall have the right to enter upon the Property at reasonable times during normal business hours for the purpose of inspecting, examining, testing and surveying the Property, solely at Purchaser's expense, provided that any such inspection must meet the following requirements and conditions (collectively, "Inspections"):

(1) Inspections by Purchaser:

(a) All Inspections by Purchaser must be scheduled through the Community Construction Superintendent. These Inspections must be scheduled at least ten (10) business days in advance, must take place during normal working hours (Mon. – Fri. 8:00AM to 4:00PM) and must be in accordance with the Community Construction Superintendent's production schedule.

(b) Seller or its appointed representative shall have the right to accompany Purchaser during the Inspections.

(2) Inspections by an independent professional home inspector:

(a) All Inspections by a professional home inspector must be scheduled through the Community Construction Superintendent. These Inspections must be scheduled at least ten (10) business days in advance, must take place during normal working hours (Mon. – Fri. 8:00AM to 4:00PM) and must be in accordance with the Community Construction Superintendent's production schedule. IF AN INSPECTOR DOES NOT HAVE AN APPOINTMENT ONE WEEK PRIOR TO THE PROPOSED INSPECTION, THE INSPECTOR WILL NOT BE ALLOWED TO PERFORM THE INSPECTION AND WILL BE INSTRUCTED TO RESCHEDULE. SELLER WILL NOT DELAY CONSTRUCTION OR CLOSING TO ACCOMMODATE INSPECTION APPOINTMENTS.

(b) Seller or its appointed representative shall have the right to accompany the home inspector during the Inspection.

(c) The home inspector must be licensed to do business in the State of Mississippi and must furnish to Seller a copy of the inspector's State License Certificate prior to conducting any Inspections.

(d) Prior to each Inspection, the home inspector must furnish Seller with proof that the home inspector has: (i) worker's compensation insurance in accordance with applicable law, (ii) an errors and omissions insurance policy with a limit of no less than $300,000 and otherwise in accordance with applicable law and the guidelines of the Limited Warranty provided pursuant to Section 14(a) below, and (iii) a $300,000.00 General Liability Insurance Policy which names Seller as an additional insured.

Failure by Purchaser to follow the procedures set forth in this subsection shall constitute a material breach of this Agreement. Unauthorized entry onto the Lot or unauthorized activities upon the Lot by Purchaser, its agents or contractors shall constitute a material breach of this Agreement by Purchaser. Purchaser specifically acknowledges that Purchaser may not, under any circumstances, install or construct any equipment, fixtures, structures or other improvements upon the Lot, or modify any of the existing equipment, fixtures, structures or other improvements, at any time and any such unauthorized activities shall constitute a material breach of the Agreement by Purchaser. Purchaser shall not interrupt or otherwise interfere with sales or construction within the Subdivision. Upon completion of any Inspection, Purchaser shall restore the Property to its condition prior to the Inspection.

THE CLOSING SHALL NOT BE DELAYED DUE TO PURCHASER'S FAILURE TO SCHEDULE AND CONDUCT ALL INSPECTIONS SUFFICIENTLY IN ADVANCE OF CLOSING TO ALLOW SELLER TO ADDRESS ISSUES, IF ANY, IDENTIFIED BY THE INSPECTIONS.

b. Purchaser's Indemnity. Purchaser assumes all responsibility for the acts of Purchaser, Purchaser's agents, contractors or representatives in exercising Purchaser's rights under this Section, and shall indemnify and hold Seller harmless, to the extent permitted by applicable law, from any loss or expense Seller may suffer as a result of any claim or damage which arises directly or indirectly out of Purchaser's exercise of its rights under this Section. Notwithstanding any other provision herein, Purchaser's indemnity of Seller pursuant to this Section shall survive Closing and the termination of this Agreement for any reason.

c. Inspection Results. In the event any inspection by Purchaser or its agents or contractors reveals a purported defect in the Property, Purchaser shall provide Seller with written notice of the claim of defect and, if a professional home inspection was performed, a true and complete copy of any report produced by the home inspector. If Seller determines the claim of defect is valid, Seller shall correct or repair the defect. If Seller determines the claim of defect is not valid, Seller shall notify the Purchaser of that determination within thirty (30) days of receipt of the written notice of claim of defect. Notwithstanding any other provision herein, Seller shall not be required to correct or repair any defect in construction that does not constitute a violation of: (1) the building code of the governing jurisdiction in which the Property is located, or (2) the building guidelines and standards of the provider of the Limited Warranty pursuant to Section 14(a) below.

d. Orientation Walkthrough; Punch List: Prior to Closing, Seller and Purchaser will meet at the Property to conduct a walkthrough inspection and orientation, in accordance with Seller's standard practices (the "Initial Walkthrough"). At the conclusion of the Initial Walkthrough, Purchaser and Seller shall prepare and sign a written list of items on the Property that the parties agree should be corrected, repaired or replaced (hereinafter, the "Punch List"). Seller shall thereafter correct, repair or replace the items listed on the Punch List. Under no circumstances shall Seller be required to correct, repair or replace any items on or of the Property that are not listed on the Punch List signed by Seller. Within a reasonable amount of time after the Initial Walkthrough but prior to Closing, Seller and Purchaser shall meet at the Property to conduct a second walkthrough inspection (the "Final Walkthrough") in order to confirm which items on the Punch List have been corrected, repaired or replaced. At the conclusion of the Final Walkthrough, the parties will prepare and sign an updated Punch List reflecting the current status of each item thereon. Seller's obligation to correct, repair or replace any items that are listed on the Punch List shall survive Closing. UNDER NO CIRCUMSTANCES SHALL CLOSING BE DELAYED DUE TO SELLER'S FAILURE TO COMMENCE OR COMPLETE CORRECTION, REPAIR OR REPLACEMENT OF ANY ITEMS ON A PUNCH LIST. UNDER NO CIRCUMSTANCES SHALL FUNDS BE ESCROWED AT CLOSING TO COVER THE COST OF CORRECTION, REPAIR OR REPLACEMENT OF ANY ITEMS ON A PUNCH LIST.

10. REAL ESTATE BROKER AND COMMISSION. SELLER IS A LICENSED REAL ESTATE BROKER IN THE STATE OF MISSISSIPPI. In negotiating this Agreement, Seller has acted as its own Single Agent (see Exhibit B attached hereto and incorporated herein). Purchaser acknowledges that Seller's sales agents are employees of Seller and act on behalf of Seller only and do not represent Purchaser. Purchaser represents to Seller that Purchaser has not employed any real estate broker, agent or finder in connection with this Agreement, other than [illegible], an agent of [illegible]s ("Co-Broker"). Purchaser shall indemnify and hold Seller harmless from and against any and all liabilities, losses, costs, damages and expenses (including attorneys' fees and expenses and costs of litigation) that Seller may suffer or incur because of any claim by any broker, agent or finder, whether or not meritorious, for any compensation with regard to this transaction arising out of any acts or contracts of Purchaser, other than the Co-Broker named above. Notwithstanding any other provision herein, the provisions of this Section shall survive Closing or termination of this Agreement for any reason. Purchaser acknowledges receipt of a copy of the Working with a Real Estate Broker form.

The Listing Company is D.R. Horton, Inc.. The Listing Company is an agent of the Seller.

The Selling Company is Marketplace Homes. The Selling Company is (check up to two boxes):

- ☐ An agent of the Seller.
- ☒ **An agent of the Purchaser.**
- ☐ **An agent of both Seller and Purchaser and is acting as a disclosed dual agent. If the Selling Company is acting as a disclosed dual agent, the MREC Dual Agency Confirmation Form should be signed by Seller and Purchaser.**
- ☐ **Assisting ☐ Seller / ☐ Purcha**ser as a Customer only, and not acting as an agent of Seller or Purchaser.

11. NO RELIANCE. Purchaser acknowledges that it has not relied upon the advice or representations, if any, of Seller or Seller's salespersons or other agents with regard to the legal and tax consequences of this Agreement or the terms and conditions of any proposed financing of the purchase of the Property. Purchaser acknowledges that if such matters are of concern to Purchaser, Purchaser must obtain independent, professional advice regarding them.

12. WOOD INFESTATION REPORT. At the time of Closing, Seller shall provide Purchaser with a letter or a soil treatment report from a pest-control company licensed in Mississippi certifying that the Lot has been treated within one (1) year of the date of Closing for subterranean termite infestation (the "Termite Certification"). If required by Purchaser's lender, Purchaser may obtain at Purchaser's expense a Wood Infestation Report performed by a pest-inspection company licensed in Mississippi.

13. HAZARDOUS SUBSTANCES. Purchaser acknowledges that Seller makes no representation or warranty with respect to the presence or absence of toxic waste, radon, hazardous materials or other undesirable substances on the Property. SELLER HEREBY DISCLAIMS ANY LIABILITY OR RESPONSIBILITY FOR THE PRESENCE OF ANY SUCH SUBSTANCES IN, ON, UNDER OR ABOUT THE PROPERTY.

14. WARRANTIES AND DISCLAIMER.

a. Ten-Year Limited Warranty. At Closing, Seller shall provide Purchaser with a written, ten-year limited warranty on the house administered by Residential Warranty Corporation ("RWC"). The terms and conditions of, and exclusions from, the ten-year limited warranty shall be as set forth in that document published by RWC entitled, "LIMITED WARRANTY, 10 YEAR LIMITED WARRANTY FOR NEW HOMES," and referred to herein as the "Limited Warranty." At Closing, Seller shall deliver to Purchaser the actual Limited Warranty for the house, to be validated by RWC after Closing.

b. Mississippi New Home Warranty Act. This Agreement, and Purchaser's and Seller's obligations hereunder, are subject to the Mississippi New Home Warranty Act, Miss. Code. § 83-58-1, et. seq. (the "Warranty Act"), including all notice requirements imposed upon Purchaser under the Warranty Act, including, but not limited to, the following requirement:

> Before undertaking any repair covered by Seller's warranties, except repair to minimize loss or damage as provided in Miss. Code § 83-58-5(2)(d), or instituting any action under Miss. Code § 83-58-17, Purchaser shall give Seller written notice within ninety (90) days after knowledge of the defect by registered or certified mail, advising Seller of the defects and giving Seller a reasonable opportunity to repair the defect.

Except as otherwise specifically set forth in this Agreement, Seller, to the fullest extent permitted under the Warranty Act, hereby disclaims and excludes from any warranty the items listed in Miss. Code § 83-58-5(2).

c. **Manufacturers' Warranties**. At Closing, Seller shall assign to Purchaser all warranties, expressed or implied, which are given by the manufacturer of any appliance or product installed in the house.

c. **Disclaimer and Limitation on Seller's Liability**. THE LIMITED WARRANTY GIVEN TO PURCHASER BY SELLER PURSUANT TO SUBSECTIONS 14a and 14b ABOVE IS TO THE EXCLUSION OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, AND SELLER HEREBY DISCLAIMS ANY AND ALL SUCH OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN ADDITION, SELLER MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER REGARDING THE PAST, PRESENT OR FUTURE CONDITION OR USE OF ANY LANDS OR AREAS SURROUNDING THE PROPERTY OR IN THE VICINITY OF THE PROPERTY. AFTER CLOSING, SELLER SHALL HAVE NO LIABILITY OR OBLIGATION TO PURCHASER OF ANY NATURE WHATSOEVER EXCEPT AS PROVIDED IN THIS SECTION 14 OF THIS AGREEMENT, IN SECTION 9(d) ABOVE AND IN SELLER'S DEED TO PURCHASER. SELLER SHALL NOT BE LIABLE FOR ANY REASON, UNDER ANY CIRCUMSTANCES, TO PURCHASER OR ANYONE CLAIMING THROUGH PURCHASER FOR MONETARY DAMAGES OF ANY KIND, INCLUDING SECONDARY, CONSEQUENTIAL, PUNITIVE, GENERAL, SPECIAL, OR INDIRECT DAMAGES.

Initials ________ ________
Buyer Seller

15. **MANDATORY BINDING ARBITRATION.** PURCHASER AND SELLER SHALL SUBMIT TO BINDING ARBITRATION ANY AND ALL DISPUTES WHICH MAY ARISE BETWEEN THEM REGARDING THIS AGREEMENT AND/OR THE PROPERTY, INCLUDING BUT NOT LIMITED TO ANY DISPUTES REGARDING: (A) SELLER'S CONSTRUCTION AND DELIVERY OF THE HOME; (B) SELLER'S PERFORMANCE UNDER ANY PUNCH LIST OR INSPECTION AGREEMENT; AND (C) THE LIMITED WARRANTY PURSUANT TO SECTION 14 ABOVE. THE ARBITRATION SHALL TAKE PLACE IN THE COUNTY IN WHICH THE PROPERTY IS LOCATED. THE PROCEEDING SHALL BE CONDUCTED PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, AND TO THE EXTENT POSSIBLE, UNDER RULES WHICH PROVIDE FOR AN EXPEDITED HEARING. THE FILING FEE FOR THE ARBITRATION SHALL BE PAID BY THE PARTY FILING THE ARBITRATION DEMAND, BUT THE ARBITRATOR SHALL HAVE THE RIGHT TO ASSESS OR ALLOCATE THE FILING FEES AND ANY OTHER COSTS OF THE ARBITRATION AS A PART OF THE ARBITRATOR'S FINAL ORDER. THE ARBITRATION SHALL BE BINDING AND FINAL, AND EITHER PARTY SHALL HAVE THE RIGHT TO SEEK JUDICIAL ENFORCEMENT OF THE ARBITRATION AWARD. NOTWITHSTANDING ANY OTHER PROVISION HEREIN, ANY DISPUTES ARISING UNDER THE LIMITED WARRANTY SHALL BE MEDIATED, ARBITRATED AND/OR JUDICIALLY RESOLVED PURSUANT TO THE TERMS, CONDITIONS, PROCEDURES AND RULES OF THAT WARRANTY PROGRAM. NOTWITHSTANDING THE FOREGOING, SELLER SHALL HAVE THE RIGHT TO INTERPLEAD ALL OR ANY PART OF THE EARNEST MONEY INTO A COURT OF COMPETENT JURISDICTION AS PROVIDED FOR IN SECTION 4 HEREIN. NOTWITHSTANDING THE FOREGOING, THE ARBITRATION PROVISIONS OF THIS SUBSECTION (B) SHALL NOT APPLY IN THE EVENT THAT THE DISPUTE RELATES TO A DEFAULT BY THE SELLER UNDER SECTION 16(F) OF THIS AGREEMENT.

Initials ________ ________
Buyer Seller

16. CLOSING. The following shall constitute the "Closing": (a) receipt by the settlement agent of all funds necessary to close the transaction, (b) receipt by the settlement agent of the fully executed Deed for immediate recording in the applicable probate court, (c) execution of the settlement statement by Purchaser, Seller and the settlement agent, and (d) payment to Seller of the net proceeds of sale due to Seller. The date on which the settlement statement is executed by all parties is referred to herein as the "Closing Date." Closing shall not be complete until Seller has received full payment of the Purchase Price. Keys to and possession of the Property will not be delivered to Purchaser until the Closing is complete. Closing shall be scheduled and conducted as follows:

a. Closing Date. The parties estimate that the Closing will take place on or before **10/26/2023** (the "Estimated Closing Date"). PURCHASER ACKNOWLEDGES THAT THE ESTIMATED CLOSING DATE IS AN ESTIMATE ONLY AND IS NOT BINDING ON EITHER PARTY. Seller shall give Purchaser notice of the final date and time of Closing (the "Closing Date") at least three (3) business days in advance. Seller shall exercise good faith and due diligence in completing construction of the House; however, SUBJECT ONLY TO THE PROVISIONS OF THIS SUBSECTION, SELLER SHALL HAVE SOLE DISCRETION IN DETERMINING THE FINAL CLOSING DATE. After the final Closing Date has been set by Seller, the parties may agree in writing to extend the Closing Date at any time. Subject only to the provisions of Section 27 below, Closing shall occur no later than that date which is two (2) years after the date that Purchaser signs this Agreement.

b. Exchange at Closing. At Closing, Seller shall deliver to Purchaser the Deed for the Property, a certificate of occupancy for the house located on the Property issued by the applicable governmental authority, and, if applicable, a certificate of final approval by the FHA or VA. At Closing, Purchaser shall pay to Seller the Purchase Price in full.

c. Place of Closing. Closing shall take place at the office of a closing agent to be selected by Purchaser in **Shelby**, Tennessee, or at such other place as the parties may agree in advance.

d. Closing Costs. Seller shall pay the cost of the Survey, the cost of the Termite Certification, the costs for preparation

of the Deed, and the cost of any estoppel certificate fee charged by the Association (as defined in Section 22). Except as may be prohibited by FHA or VA regulations, Purchaser shall pay for all other costs related to the Closing, including but not limited to all recording fees, deed and transfer taxes imposed by the State of Mississippi upon the recording of the Deed, the cost of any title search and title policy premiums, and any endorsements to the owner's policy of title insurance, any capital contribution, initial assessment or transfer fee charged by the Association, any costs and expenses associated with Purchaser's financing of Purchaser's acquisition of the Property, and any closing fee charged by the closing agent.

e. Prorations. All real property taxes for the current year, homeowner association dues and assessments for the current assessment period (but not homeowner association capital assessments due at or after the Closing) and hazard insurances premiums (if applicable), shall be prorated as of the Closing Date, using the most accurate information available on the Closing Date.

f. Completion of House. If the House is not Complete at the time that the Purchaser signs this Agreement, Seller shall Complete the House within 2 years after the date that the Purchaser signs this Agreement, subject to extensions for circumstances reasonably beyond Seller's control as determined by Mississippi law. For purposes of this subsection (f), "Complete" means that the House is ready for occupancy by Purchaser, has all necessary and customary utilities extended to it, and a certificate of occupancy has been issued. Notwithstanding any provision in this Agreement to the contrary, including but not limited to Section 18(b), nothing herein shall limit Purchaser's remedies if Seller defaults under this subsection (f).

17. UTILITIES AND PERSONAL PROPERTY. Purchaser shall transfer all utilities into Purchaser's name within three (3) business days after Closing. Purchaser shall not move any personal property onto the Property prior to Closing.

18. DEFAULT; REMEDIES. The remedies specified below shall be the sole and exclusive remedies available to the parties in the event of breach of this Agreement, and shall be to the exclusion of all other remedies at law or in equity.

a. Purchaser's Default. If Purchaser defaults on any of its obligations hereunder prior to Closing, Seller's sole and exclusive remedy shall be to terminate this Agreement by written notice to Purchaser; whereupon, Seller shall retain all Earnest Money and Option Money (if any) paid by Purchaser to Seller as liquidated damages. Thereafter, neither party shall have any further liability or obligation to the other hereunder.

b. Seller's Default. If Seller defaults on any of its obligations hereunder prior to Closing, Purchaser's sole and exclusive remedy shall be either: (a) to terminate this Agreement by written notice to Seller, whereupon Purchaser shall be entitled to recover all Earnest Money and Option Money (if any) paid to Seller, or (b) to seek specific performance of this Agreement by serving written notice of default on Seller and by instituting mandatory binding arbitration of Purchaser's claim of default and demand for specific performance in accordance with Section 15 above. Notwithstanding the foregoing, nothing in this subsection (b) shall limit the Purchaser's remedies in the event that Seller defaults under Section 16(f) of this Agreement.

19. TIME/DATE. The Effective Date of this Agreement shall be the date of signing of this Agreement by Seller. **Time is of the essence** as to the occurrence of all events, the satisfaction of all conditions and the performance of all obligations hereunder.

20. RESTRICTIVE COVENANTS; HOMEOWNERS ASSOCIATION. Purchaser acknowledges receipt of a copy of that certain declaration of covenants, conditions and restrictions for **Rasco Farms** Subdivision, together with all amendments thereto (collectively, the "Declaration"). Purchaser acknowledges that the Property is subject to the Declaration and that, upon purchase of the Property, Purchaser shall personally be subject to all the provisions of the Declaration, including but not limited to provisions requiring membership in and payment of assessments to any homeowners association for the Subdivision (the "Association"). Purchaser further acknowledges that the current regular assessment due to the Association is estimated to be **$ 300.00** annually. Purchaser acknowledges that, in addition to the regular assessment, Purchaser shall be required to pay an initial fee or assessment to the Association at Closing in the amount of **$ 300.00**. PURCHASER FURTHER ACKNOWLEDGES THAT THE DECLARATION MAY BE AMENDED FROM TIME TO TIME AS PROVIDED THEREIN, AND THAT THE AMOUNTS TO BE PAID BY PURCHASER TO THE ASSOCIATION MAY CHANGE AT ANY TIME.

21. SUCCESSORS AND ASSIGNS; INTERPRETATION. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their heirs, successors, administrators, executors and assigns. Purchaser shall not have the right to assign Purchaser's interest in this Agreement. As required by context herein, the singular shall include the plural, and the neuter shall include the masculine and the feminine.

22. ENTIRE AGREEMENT; AMENDMENT. This document contains the sole and entire agreement between the parties hereto with regard to the Property. All prior discussions have been merged into this Agreement. No representation, statement, promise or inducement shall be binding upon either party hereto unless specifically stated in this Agreement. This Agreement may not be modified except by a writing signed by both parties.

23. SEVERABILITY. If any provision of this Agreement shall be declared invalid or unenforceable by laws applicable thereto, or unenforceable as to certain parties, then the performance of such provision shall be excused by the parties hereto and the remaining provisions of this Agreement shall remain in full force and effect.

24. NO-WAIVER. Any failure or delay of Purchaser or Seller to enforce any term of this Agreement shall not constitute a waiver of such term, it being explicitly agreed that such a waiver must be specifically stated in a writing delivered to the other party in compliance with Section 28 below. Any such waiver by Purchaser or Seller shall not be deemed to be a waiver of any other breach or of a subsequent breach of the same or any other term.

25. ADDENDA AND EXHIBITS.

a. Addenda. The following Addenda are attached hereto and incorporated herein:

☑ (1) Addendum 1, Builder's Referral Incentives and Contributions Addendum

☑ (2) Addendum 2, SELECT ONE:

☒ New Construction

☒ Construction in Progress

☐ Construction Completed

☐ Addendum 3, Closing of Current Residence Contingency

☐ Addendum 4, Commission Certification

☐ Addendum 5, Alternative Incentive Addendum

☐ Addendum 6, Special Stipulations

☐ Addendum 7, Real Estate Certification (FHA)

☐ Addendum 8, Model House

☐ Addendum 9, Back-Up Contract

☐ Subdivision-specific addenda

b. Exhibits. The following Exhibits are attached hereto and incorporated herein:

(1) Exhibit A, Home Features and Options
(2) Exhibit B, Working with a Real Estate Broker
(3) Exhibit C, Property Condition Disclosure Statement

26. NOTICE. Except when specifically provided otherwise herein, any notices required to be given hereunder must be in writing. Notice shall be deemed delivered upon receipt or refusal if deposited in the United States Mail, Certified Mail, Return Receipt Requested, postage prepaid, properly addressed to the party to be served. Notice shall also be deemed given if delivered to the address for service of notice shown below by Federal Express, UPS or other nationally recognized overnight carrier service, with no signature or receipt required. Notice to Purchaser also shall be deemed given if delivered to the email address for service of notice shown under Purchaser's signature. Each party warrants that its correct mailing address for service of notice is shown below. Purchaser warrants that its correct telephone number and email address are shown below. A party may change its address for service of notice by giving the other party written notice of the change of address.

27. EXCUSED DELAYS. Notwithstanding any other provision herein, if Seller is delayed in performing any of its obligations hereunder or meeting any specified completion dates by labor disputes, fire, delays in deliveries, adverse weather conditions, unanticipated damage to or destruction of the Property, governmental controls or moratoria, acts of God or any other causes beyond Seller's reasonable control, then the time-period specified herein for performance of such obligation and/or meeting such completion date shall be extended a sufficient number of working days to enable and allow Seller to perform and/or complete the obligation. Notwithstanding the foregoing, nothing in this Section 27 shall be construed as limiting the Seller's obligations under Section 16(f) of this Agreement.

28. OFFER. This instrument shall be regarded as an offer by the first party to sign until fully executed by both parties, at which time it shall become binding on both parties.

29. ELECTRONIC SIGNATURES AND TRANSMISSIONS. This Agreement may be executed by electronic means via DocuSign. Such signatures shall be deemed to constitute originals for all purposes hereunder. In addition, if either party transmits executed documents in electronic format via facsimile or email, then the other party may rely upon such documents as if they were executed originals.

WHEN SIGNED BY BOTH PARTIES, THIS DOCUMENT WILL BECOME A BINDING CONTRACT IMPOSING LEGALLY ENFORCEABLE OBLIGATIONS UPON YOU. SELLER'S SALES REPRESENTATIVE DOES NOT HAVE AUTHORITY TO EXECUTE THIS CONTRACT ON BEHALF OF SELLER OR OTHERWISE BIND SELLER. IF YOU DO NOT FULLY UNDERSTAND THIS DOCUMENT OR IF YOU DO NOT FEEL IT MEETS YOUR NEEDS, YOU SHOULD CONSULT A REAL ESTATE ATTORNEY BEFORE SIGNING IT.

Mississippi law requires that Seller inform Purchaser that Seller DOES carry general liability insurance insuring Seller's work under this contract. The name of the insurer is AIG Specialty Insurance Company, and the policy number is RMGGL1595449. By Purchaser's signature below, you signify your understanding and acknowledgement of this fact.

IN WITNESS WHEREOF, the parties hereto have executed this Home Purchase Agreement on the dates indicated below.

PURCHASER:

______________________________ 9/23/2023

Buyer: Date

Purchaser's Current Mailing Address:
Purchaser's Home Phone:
Mobile Phone:
Work Phone:
Purchaser's Email:

Co-Buyer's Current Mailing Address:

SELLER:

______________________________ 10/10/2023

Date

Seller's Address:

,
Co-Buyer's Home Phone:
Mobile Phone:
Work Phone:
Co-Buyer's Email:

MAIN:

For Internal Purposes Only:
Seller's Sales Representative:

_______________________________ 9/22/2023
Sales Rep: Date

ADDENDUM 2
NEW CONSTRUCTION

This Addendum is attached to and made a part of that Home Purchase Agreement (the "Agreement") between as Purchaser, and as Seller, regarding that parcel of land located in County, , briefly described as Lot Subdivision and referred to in the Agreement as the "Lot." All terms defined in the main text of the Agreement shall have the same meanings when used in this Addendum. Purchaser and Seller further agree as follows:

1. CONSTRUCTION OF HOUSE. Prior to Closing, Seller shall construct **a** ☑ single-family detached / ○ townhouse residence (the "House") on the Lot. Seller shall not be required to commence construction of the House unless and until: (a) the Loan has been approved by Purchaser's lender to Seller's satisfaction (if Financing Contingency is selected in Section 2(b) of the Agreement); (b) Purchaser has paid all amounts then due to Purchaser's lender and to Seller; (c) all contingencies to Purchaser's performance hereunder have been satisfied or removed to Seller's satisfaction; and (d) Purchaser has completed its selection of all colors and options for the House.

2. HOUSE PLAN. Seller shall construct the House according to the **CALI** Plan, Elevation **E**, including those options and features listed on Exhibit A to this Agreement, ☑ on a slab / ○ over a basement (the "Base Plan"). Seller's obligation to construct the House shall be contingent on Seller's ability: (a) to place the House on the Lot without obtaining variances from any set-backs or other dimensional requirements, and (b) to construct the House on the Lot without incurring abnormal costs for foundation, slab or structural support walls. If Seller determines that either of these contingencies cannot be satisfied to Seller's satisfaction, then Seller may terminate this Agreement upon written notice to Purchaser, in which event the Earnest Money and the Option Money (if any) shall be refunded to Purchaser. Seller shall determine the placement and orientation of the House on the Lot in Seller's sole discretion. Purchaser acknowledges that the House shall be handmade and unique, and that although the House shall be based on the Base Plan, variations from the Base Plan will occur. Seller shall not be responsible for such variations from the Base Plan. Purchaser also acknowledges that brochures, collateral and marketing materials, models and displays used by Seller's sales agents are for general illustrative purposes only, and are not to be relied upon as representations of actual locations, dimensions, specifications or finished products. Subject only to the provisions of 9.d and 14 of this Agreement, Closing shall constitute acceptance of the House by Purchaser AS BUILT, and Purchaser hereby waives any right to object to any variation in construction from the Base Plan after Closing. Purchaser further acknowledges and agrees that Seller may remove or retain any trees and other vegetation currently existing on the Property if, in Seller's sole discretion, Seller determines that such removal or retention is necessary or desirable in connection with the development of the Property or the Subdivision.

3. HEATING AND AIR CONDITIONING. The House shall be adequately and efficiently heated and air-conditioned with equipment having at least the minimum specifications for the House as established by Load Calculations, Manual J and applicable Construction Codes. The clothes dryer shall vent to the outside.

4. INSULATION. Insulation shall be installed in the House to at least the following minimum standards: (a) exterior walls, excluding exterior garage walls, to be insulated with BATT insulation to a thickness of 3 5/8 inches which will, according to the manufacturer, yield an R-value of 13; (b) ceilings below attic areas to be insulated with BLOWN insulation to a thickness of 13 inches which will, according to the manufacturer, yield an R-value of 30; (c) vaulted ceilings to be insulated with BATT insulation to a thickness of 6 1/4 inches which will, according to the manufacturer, yield an R-value of 19; and (d) floor overhangs to be insulated with BATT insulation to a thickness of 3 5/8 inches which will, according to the manufacturer, yield an R-value of 13.

5. SELECTION MEETING; OPTION MONEY. Following the execution of this Agreement, the parties will meet at Seller's sales office to select and confirm all options to be included in the construction of the House, including all colors and finishes (the "Selections Meeting"). At the conclusion of the Selections Meeting, Seller and Purchaser shall execute an amendment to this Agreement which shall specify all options chosen by Purchaser at the Selections Meeting and any corresponding change to the Purchase Price (the "Selections Amendment"). If the total cost of all options chosen by Purchaser at the Selections Meeting exceeds **Ten Thousand Dollars and 00/100 ($10,000.00)**, then Purchaser shall pay to Seller, at the time of execution of the Selections Amendment, the full amount of that excess as "Option Money." Such payment, and any and all future payments made by Purchaser for options or upgrades in advance of Closing, are collectively referred to in this Agreement as "Option Money." Option Money paid to Seller shall not be held in escrow, and shall be nonrefundable to Purchaser, except in the event of material breach of this Agreement by Seller or as otherwise provided in this Agreement. At Closing, all Option Money previously paid to Seller shall be credited to Purchaser against the Purchase Price. Failure by Seller to install an option shall not constitute a breach of this Agreement by Seller, and Purchaser shall have no rights or remedies resulting from such failure except the right to a credit at Closing. Any such omission shall not invalidate this Agreement, constitute a breach of its terms or give rise to any claim for damages against Seller.

6. CHANGES. Purchaser acknowledges that all selections of and changes to options for the House will be subject to the Stages of Construction exhibit attached to the Agreement. Seller shall not be required to allow any changes to the House after the execution of the Selections Amendment. If Purchaser requests a change in the House and Seller agrees to the change, Purchaser shall pay to Seller a Change Fee in the amount of Two Hundred Fifty Dollars ($250.00) for each such change at the time the request is approved by Seller. Any Change Fee paid shall be nonrefundable and shall not be credited against the Purchase Price. Any changes shall not be effective unless evidenced by a written amendment to this Agreement. At the time of execution of that amendment, Purchaser shall pay to the Seller the total increase in the Purchase Price resulting from the changes as additional Option Money.

7. COMPLETION. Subject to the contingencies stated herein, Seller shall complete construction of the House prior to Closing. Seller shall construct the House according to all applicable governmental codes and regulations. Seller reserves the right to substitute materials or items to be used in the construction of the House with materials or items of equal or comparable value. Construction of the House shall be deemed complete when a certificate of occupancy is issued for the House by the applicable governmental authority. Seller shall deliver the completed House to Purchaser at Closing in "broom-clean" condition, ready to occupy. The House and Lot shall be free of all trash and debris.

8. PURCHASER'S INQUIRIES. Purchaser shall direct all inquiries and questions to Seller's on-site associate. The on-site associate will provide Purchaser with timely responses; however, the associate does not and shall not have authority to change the terms of this Agreement in any manner. This Agreement may be changed or modified only by a written amendment duly executed by both Purchaser and Seller. Purchaser acknowledges that Seller's sales associates, superintendents, closing staff, warranty staff and other employees **do not** have authority to modify this Agreement. Only an authorized corporate officer of Seller may modify this Agreement on Seller's behalf.

EWED THIS ADDENDUM, HAVE SIGNED THIS ADDENDUM ON THE DATES SHOWN BELOW.

PURCHASER:

________________________________ 9/23/2023

Buyer: Date

SELLER:

________________________________ 10/10/2023

Date

For Internal Purposes Only:

Seller's Sales Representative:

___ 9/22/2023

Sales Rep: Date

ADDENDUM 2
CONSTRUCTION IN PROGRESS

This Addendum is attached to and made a part of that Home Purchase Agreement (the "Agreement") between s Purchaser, and ., as Seller, regarding that parcel of land located in County, briefly described as Lot Subdivision and referred to in the Agreement as the "Lot." All terms defined in the main text of the Agreement shall have the same meanings when used in this Addendum. Purchaser and Seller further agree as follows:

1. CONSTRUCTION OF HOUSE. Prior to Closing, Seller shall complete construction of a Ø single-family detached / O townhouse residence (the "House") on the Lot. Seller shall not be required to recommence or continue construction of the House unless and until: (a) the Loan has been approved by Purchaser's lender to Seller's satisfaction; (b) Purchaser has paid all amounts then due to Purchaser's lender and to Seller; (c) all contingencies to Purchaser's performance hereunder have been satisfied or removed to Seller's satisfaction; and (d) Purchaser has completed its selection of all colors and options for the House.

2. HOUSE PLAN. Seller shall construct the House according to the **CALI** Plan, Elevation **E**, including those options and features listed on Exhibit A to this Agreement, Ø on a slab / O over a basement (the "Base Plan"). Seller's obligation to construct the House shall be contingent on Seller's ability: (a) to place the House on the Lot without obtaining variances from any set-backs or other dimensional requirements, and (b) to construct the House on the Lot without incurring abnormal costs for foundation, slab or structural support walls. If Seller determines that either of these contingencies cannot be satisfied to Seller's satisfaction, then Seller may terminate this Agreement upon written notice to Purchaser, in which event the Earnest Money and the Option Money (if any) shall be refunded to Purchaser. Seller shall determine the placement and orientation of the House on the Lot in Seller's sole discretion. Purchaser acknowledges that the House shall be handmade and unique, and that although the House shall be based on the Base Plan, variations from the Base Plan will occur. Seller shall not be responsible for such variations from the Base Plan. Purchaser also acknowledges that brochures, collateral and marketing materials, models and displays used by Seller's sales agents are for general illustrative purposes only, and are not to be relied upon as representations of actual locations, dimensions, specifications or finished products. Subject only to the provisions of 9.d and 14 of this Agreement, Closing shall constitute acceptance of the House by Purchaser AS BUILT, and Purchaser hereby waives any right to object to any variation in construction from the Base Plan after Closing. Purchaser further acknowledges and agrees that Seller may remove or retain any trees and other vegetation currently existing on the Property if, in Seller's sole discretion, Seller determines that such removal or retention is necessary or desirable in connection with the development of the Property or the Subdivision.

3. HEATING AND AIR CONDITIONING. The House shall be adequately and efficiently heated and air-conditioned with equipment having at least the minimum specifications for the House as established by Load Calculations, Manual J and applicable Construction Codes. The clothes dryer shall vent to the outside.

4. INSULATION. Insulation shall be installed in the House to at least the following minimum standards: (a) exterior walls, excluding exterior garage walls, to be insulated with BATT insulation to a thickness of 3 5/8 inches which will, according to the manufacturer, yield an R-value of 13; (b) ceilings below attic areas to be insulated with BLOWN insulation to a thickness of 13 inches which will, according to the manufacturer, yield an R-value of 30; (c) vaulted ceilings to be insulated with BATT insulation to a thickness of 6 1/4 inches which will, according to the manufacturer, yield an R-value of 19; and (d) floor overhangs to be insulated with BATT insulation to a thickness of 3 5/8 inches which will, according to the manufacturer, yield an R-value of 13.

5. CHANGES; OPTION MONEY. Purchaser acknowledges that all selections of and changes to options for the House will be subject to the Stages of Construction exhibit attached to the Agreement. After the execution of this Agreement, Seller may (but shall not be obligated to) allow changes to the options to be included in the House. Options available for inclusion in the House may be limited, in Seller's sole discretion, based on the stage of construction of the House as of the Effective Date of the Agreement. If Purchaser requests a change to the options and Seller agrees to the change, Purchaser shall pay to Seller a Change Fee in the amount of Two Hundred Fifty Dollars ($250.00) for each such change at the time the request is approved by Seller. Any Change Fee paid shall be nonrefundable and shall not be credited against the Purchase Price. Any changes shall not be effective unless evidenced by a written amendment to this Agreement. Purchaser acknowledges that any such changes to the House may affect the timing of completion of the House. If the total cost of all options chosen by Purchaser exceeds **Ten Thousand Dollars and 00/100 ($10,000.00)**, then Purchaser shall pay to Seller, at the time of execution of the applicable amendment, the full amount of that excess as "Option Money." Such payment, and any and all future payments made by Purchaser for options in advance of Closing, are collectively referred to in this Agreement as "Option Money." Option Money paid to Seller shall not be held in escrow, and shall be nonrefundable to Purchaser, except in the event of material breach of this Agreement by Seller or as otherwise provided in this Agreement. At Closing, all Option Money previously paid to Seller shall be credited to Purchaser against the Purchase Price. Failure by Seller to install any feature or option in the House shall not constitute a breach of this Agreement by Seller, and Purchaser shall have no rights or remedies resulting from such failure except the right to a credit at Closing for the omitted item. Any such omission shall not invalidate this Agreement, constitute a breach of its terms or give rise to any claim for damages against Seller.

6. COMPLETION. Subject to the contingencies stated herein, Seller shall complete construction of the House prior to Closing. Seller shall construct the House according to all applicable governmental codes and regulations. Seller reserves the right to substitute materials or items to be used in the construction of the House with materials or items of equal or comparable value. Construction of the House shall be deemed complete when a certificate of occupancy is issued for the House by the applicable governmental authority. Seller shall deliver the completed House to Purchaser at Closing in "broom-clean" condition, ready to occupy. The House and Lot shall be free of all trash and debris.

7. PURCHASER'S INQUIRIES. Purchaser shall direct all inquiries and questions to Seller's on-site associate. The on-site associate will provide Purchaser with timely responses; however, the associate does not and shall not have authority to change the terms of this Agreement in any manner. This Agreement may be changed or modified only by a written amendment duly executed by both Purchaser and Seller. Purchaser acknowledges that Seller's sales associates, superintendents, closing staff, warranty staff and other employees **do not** have authority to modify this Agreement. Only an authorized corporate officer of Seller may modify this Agreement on Seller's behalf.

IN WITNESS WHEREOF, THE UNDERSIGNED, HAVING READ AND REVIEWED THIS ADDENDUM, HAVE SIGNED THIS ADDENDUM ON THE DATES SHOWN BELOW.

PURCHASER:

____________________________ 9/23/2023

Buyer: Date

SELLER:

____________________________ 10/10/2023

Date

For Internal Purposes Only:

____________________________ 9/22/2023

Sales Rep: Date

ADDENDUM 4
CO-BROKER ADDENDUM

Seller:
Purchaser(s):
Property:

Real Estate Agency:
Sales Agent:
Real Estate Broker:
Agency Address:

This Co-Broker Addendum ("Addendum") is being provided pursuant to the Home Purchase Agreement ("Agreement") by and between Seller and Purchaser, for the purchase and sale of the above-referenced Property. Capitalized terms not otherwise defined herein shall have the same means as ascribed to them in the Agreement. If any term or condition of this Addendum conflicts with any term or condition of the Agreement, the terms and conditions of this Addendum shall prevail.

1. **Commission**. Purchaser hereby identifies and designates the above named Sales Agent, Real Estate Broker and Real Estate Agency, collectively, as "Co-Broker," as provided in Section 10 of the Agreement. Subject to the terms and provisions of the Agreement and this Addendum, and provided that Closing actually occurs, Co-Broker will receive a real estate sales commission at Closing in the percent of **3.00%** (the "Commission"). For the purposes of this Addendum, the term "Commission" is intended to include all commissions, incentives and bonuses, if any, to be received by Co-Broker in connection with the purchase and sale of the Property pursuant to the Agreement. No commission of any kind shall be earned or due unless and until Closing occurs. Co-broker's Commission shall be subject to limitations, if any, on total broker commission imposed by Purchaser's lender. The Commission must be paid at Closing and must be shown on the closing disclosure. Co-Broker acknowledges and agrees that no payment by Co-Broker or any other party of any portion of the Commission shall be made directly to, or indirectly on behalf of, Purchaser or any other interested and/or related party, and that no part of the Commission will be used to pay Purchaser costs associated with the purchase and sale of the Property.

2. **Bonus Commission**. The subsection checked below shall apply:

   ○ No bonus commission shall be due or paid.

   OR

   ⊘ If Closing occurs on or before , then, at Closing, the Co-Broker shall be paid an additional, bonus commission in the amount specified in the sub-subsection checked below:
   (check only one)

   ☒ **2000**

   OR

   ☐ ___**%** of the Purchase Price.

3. **Certification Regarding Buyer Inducements**. With regard to the Commission (as defined in Addendum 4), Co-Broker hereby acknowledges and certifies that it WILL NOT pay to Purchaser all or any part of the Commission at Closing or give any other form of incentive to Purchaser to close the purchase transaction contemplated in the Agreement. Co-Broker acknowledges and agrees that no payment or other incentive by Co-Broker or any other party of any portion of the Commission will be made or given directly to, or indirectly on behalf of, Purchaser or any other interested and/or related party, and that no part of the Commission will be used to pay Purchaser costs associated with the purchase and sale of the Property. In the event that Co-Broker decides at a later date to pay any portion of the Commission to Purchaser or otherwise give Purchaser any incentive to close this purchase transaction, Co-

Broker agrees to execute an amendment to the Agreement to disclose the terms of such shared commission or incentive in order to create transparency with regard to such incentive and how it affects the purchase transaction contemplated in the Agreement. Co-Broker acknowledges that Seller is relying on this Certification as verification of whether any payment of any portion of the Commission or other incentive to Purchaser is to be made or given in connection with this transaction.

4. **Real Estate Certification**. Co-Broker hereby certifies as follows:

   a. The terms, conditions, representations and warranties contained in the Agreement are true, to the best of my knowledge and belief; and

   b. Any other agreement entered into by any parties in connection with the subject real estate transaction is part of, or attached to, the Agreement.

5. **Warranty of Authority**. The undersigned Sales Agent (or other person signing on behalf of Co-Broker) represents and warrants that he or she has the requisite authority to bind Co-Broker, including the above-named Real Estate Broker and Real Estate Agency as to all matters addressed in this Addendum and to modify any existing commission agreement with respect to the Agreement and under which Co-Broker may be entitled to receive a commission.

SELLER:

10/10/2023

____________________________ ________

Date

CO-BROKER:

9/24/2023

________ ________

Broker Agent: | Date

For Internal Purposes Only:

SELLER'S SALES REP:

9/22/2023

____________________________ ________

Sales Rep: Date

PURCHASER:

9/23/2023

____________________________ ________

Buyer: Date

ADDENDUM 5
ALTERNATIVE INCENTIVE ADDENDUM

This ADDENDUM is attached to and made a part of that Home Purchase Agreement between as Seller, and , as Purchaser (the "Agreement"), regarding that parcel of real estate located in ounty, MS , briefly described as Lot Subdivision, and, together with all improvements thereon an rights and privileges appurtenant thereto, referred to in the Agreement as the "Property." Seller and Purchaser also agree as follows:

1. At Closing, Purchaser shall be entitled to a contribution against closing costs in the amount specified in Sectio193n 2 below, provided that:

    a. Within the timeframe required under Section 2(b) of the Agreement, Purchaser applies to **CASH** for a mortgage to finance the purchase of the Property;

    b. **CASH** approves Purchaser's application for a mortgage and actually funds the mortgage at Closing;

    c. Purchaser closes on the purchase of the Property on or before the date set for Closing by Seller's notice pursuant to Section 16(a) of the Agreement;

    d. Purchaser is not entitled to and does not receive at Closing any Referral Incentives and Contributions pursuant to Addendum 1 of this Agreement; and

    e. Purchaser uses **ARK TITLE GROUP, LLC HILDEBRAND, MADISON** to act as settlement agent and close the purchase of the Property.

2. Provided that all of the conditions listed in Section 1 above are fully met and satisfied, Purchaser shall be entitled to a contribution against closing costs due from Purchaser at Closing in an amount equal to **$ 0.00**. Purchaser shall apply these contributions, up to the applicable limit, toward the following fees / costs (if actually charged to Purchaser) in the following order: Temporary Buydowns (if applicable), Origination Charge, Origination Fee, Processing Fee, Upfront Unfinanced Mortgage Insurance (Conventional Financing Only), Discount Points (if applicable), and then other usual and customary costs charged to Purchaser by other settlement service providers. Notwithstanding the foregoing: (i) any contribution by Seller to Purchaser's closing costs shall be subject to Purchaser's loan program and any lender guidelines or restrictions; (ii) no portion of the maximum amount of contribution may be applied as a credit to, or in partial payment of, the Purchase Price of the Property or disbursed to Purchaser; and (iii) any unapplied portion of the maximum amount of contribution shall be forfeited by Purchaser.

3. Purchaser acknowledges that there are other lenders and settlement agents available to Purchaser, that Purchaser is free to use any lender it chooses to finance the purchase of the Property, and that Purchaser is free to use any settlement agent it chooses to close on the purchase of the Property. However, Purchaser also acknowledges that Purchaser shall not be entitled to the contribution against closing costs described in Section 2 above unless all of the conditions listed and stated in Section 1 above are fully met and satisfied.

IN WITNESS WHEREOF, THE UNDERSIGNED, HAVING READ AND REVIEWED THIS ADDENDUM, HAVE SIGNED THIS ADDENDUM ON THE DATES SHOWN BELOW.

PURCHASER:		**SELLER:**	
______________________	9/23/2023	______________________	10/10/2023
Buyer:	Date		Date

09/22/2023

Closing Disclosure Contact Information

Below is information intended to assist interested parties with the completion of the Closing Disclosure.

GENERAL INFORMATION

Buyer(s):
Subdivision:
Lot Address:
Buyer Home:
Buyer Cell:
Buyer Work:
Buyer Email:
Lot/Block: **Builder Key:**
Total Price: **Ratify Date:**

REAL ESTATE BROKER INFORMATION (BUYER)

Company Name:
Company Address:

Broker Officer:
Broker Officer License: **Officer Email:**
Agent Name:
Agent License:
Agent Email:
Agent Cell:
Agent Work:
Agent Fax:

REAL ESTATE BROKER INFORMATION (SELLER)

Company Name:
Company Address:

Company License: ____
Agent Name:
Agent License:
Agent Email:
Agent Cell:
Agent Work:

SELLER INFORMATION

Name:
Address:

SETTLEMENT AGENT INFORMATION

Company Name:
Company Address:

Agent Name:
Agent Email:
Agent Cell:
Agent Work:
Agent Fax:

EXHIBIT A
HOME OPTIONS

Seller will include in the House the following features and options selected by Purchaser (the "Initial Options") at the prices indicated below. Unless otherwise stated in this Agreement, payment for the Initial Options in the amount(s) stated below shall be made to Seller at Closing. In the event Seller omits the installation of any Initial Option in the House, Seller's responsibility shall be limited to a refund of the applicable price or allowance stated below. Any such omission shall not invalidate this Agreement, constitute a breach of its terms or give rise to any claim for damages against Seller. In the event any Initial Option or option selected by Purchaser at a later date is discontinued, Seller reserves the right to substitute an item or brand of equal value.

The Initial Options are as follows:

Selected Options

00 – Structural Options

Option #	Rev. #	Rev. Date	User		Qty.	
R0000000	0	09/22/2023			1.0000	P
Color:				**Location:**		
PAINT GARAGE						
R00000R3	0	09/22/2023			1.0000	P
Color:				**Location:**		
HORTON E PACKAGE						

This Option adds the following features, where applicable 1. 9' 1st Floor Ceiling Height 2. Granite Countertop W/ 4" Granite Backsplash in Kitchen 3. One set of garage door hardware

04 – Structured Wiring

Option #	Rev. #	Rev. Date	User		Qty.	
R0400020	0	09/22/2023			1.0000	P
Color:				**Location:**		
HOME IS CONNECTED PACKAGE						

11 – Exterior Features

Option #	Rev. #	Rev. Date	User		Qty.	
R1100005	0	09/22/2023			1.0000	
Color:				**Location:**		
GUTTER & DOWNSPOUTS						

12 – Fireplaces

Option #	Rev. #	Rev. Date	User		Qty.	
R1200004	0	09/22/2023			1.0000	P
Color:				**Location:**		
ELECTRIC FIREPLACE Horton E						

13 – Plumbing

Option #	Rev. #	Rev. Date	User		Qty.	
R1300019	0	09/22/2023			1.0000	P
Color:				**Location:**		
DOUBLE BOWL SINK SHAKER IN OWNER BATH						

15 – Electrical

Option #	Rev. #	Rev. Date	User		Qty.	
R1500030	0	09/22/2023			1.0000	P
Color:				**Location:**		
GARAGE DOOR OPENER - 2 REMOTES						

17 – Cabinets

Option #	Rev. #	Rev. Date	User		Qty.	
R1700020	0	09/22/2023			1.0000	
Color:				**Location:**		
OPTIONAL SHAKER CABINETS						

25 – Appliances

Option #	Rev. #	Rev. Date	User		Qty.	
R2505140	0	09/22/2023			1.0000	P
Color:				**Location:**		
WRS315SDHM- 25CF SIDE BY SIDE SS WHIRLPOOL REFRIGERATOR						
Model Transition on homes Started after Jan. 1, 2018						

30 – Masonry

Option #	Rev. #	Rev. Date	User		Qty.	
ANCHRBLT	0	09/22/2023			1.0000	P
Color:				**Location:**		
Anchor bolts per code						
J4SDS0BK	0	09/22/2023			1.0000	P
Color:				**Location:**		
Brick LRR						
J4SDS9BK	0	09/22/2023			1.0000	P
Color:				**Location:**		
ADDITIONAL BRICK (LEFT, RIGHT,REAR) 9' ON SLAB						
JHINSTVS	0	09/22/2023			1.0000	P
Color:				**Location:**		
Hardie front instead of siding						

56 – Window Treatments

Option #	Rev. #	Rev. Date	User		Qty.	
R5600005	0	09/22/2023			1.0000	P
Color:				**Location:**		
BLINDS						

FL – Flooring

Option #	Rev. #	Rev. Date	User		Qty.	
R3831020	0	09/22/2023			1.0000	P
Color:				**Location:**		
Revwood flooring						
Note: This option includes Revwood in the Home. Revwood flooring is installed in all of the 1st floor living. It does NOT include Revwood installed in any family / great rooms or 1st floor bedrooms. Vinyl flooring is to be installed in the bathrooms and laundry room.						
R3941020	0	09/22/2023			1.0000	P
Color:				**Location:**		
LIVING/ DINING ROOM FLOORING- REVWOOD -LEVEL 1						

Color Selections

97 – Color Options				
Option #	Color	Rev. #	Rev. Date	User
EXTERIOR COLOR PACKAGE 7 Mastic The following colors are to be installed on the home where applicable maerial is shown by plan & elevation Windows - White Brick - Fraiser Caynon Mortar - Gray Gutter - White Garage Door - White Front Door - Brown Shutters - Brown Vinyl - Misty Shadow Soffit/Trim - White Column - White James Hardi Siding - SW7744 Zeus **Location:** **Notes:**		0	09/22/2023	
INTERIOR COLOR PACKAGE E RR The following colors are to be installed in the home where the applicable product is utilized: CABINETS = SHAKER STYLE GREY REVWOOD FLOORING = TOASTED CHESTNUT GRANITE TOPS = BLANCO TULUM w/ 4" Granite Backsplash VINYL FLOORING = MAGRATH SAFARA CARPET = TEMPLESTONE Vinyl to be installed in all bathrooms and laundry room. Interior wall paint SW 7646 first star Interior ceiling and trim SW 8917 shell white **Location:** **Notes:**		0	09/22/2023	
REVWOOD COLOR **Location:** **Notes:**		0	09/22/2023	

PURCHASER:

_______________________ 9/23/2023

Buyer: Date

SELLER:

_______________________ 10/10/2023

Date

_______________________ 9/22/2023

Sales Rep: Date

EXHIBIT C
STAGES OF CONSTRUCTION

This Exhibit is attached and made part of the Home Purchase Agreement ("Agreement") by and between , as Seller, and , as Purchaser, for the purchase and sale of Lot Subdivision (the "Property"). Any capitalized terms used in this Exhibit shall have the same meanings as ascribed to them in the Agreement. In the event of a conflict between this Exhibit and the Agreement, this Exhibit shall control. The parties hereby agree as follows:

1. STRUCTURAL FEATURES AND OPTIONS TO BE INCLUDED IN THE HOUSE MUST BE LISTED ON EXHIBIT A OR B AT THE TIME SELLER EXECUTES THE AGREEMENT. Structural features and options include, without limitation, the following: **plan elevation, floor plan options, foundation type (slab/basement), bedrooms, bathrooms, bonus rooms, media rooms, sunrooms, porches, garages, windows, exterior doors, and fireplaces**.

Initials ________
Buyer

2. The parties hereby agree that the box checked below indicates the approximate stage of construction of the House as of 09/22/2023, according to the most recent report from Seller's superintendent. Purchaser may request changes only as stated below. **PURCHASER ACKNOWLEDGES THAT CONSTRUCTION OF THE HOUSE IS (OR SOON WILL BE) UNDERWAY AND THAT, AS CONSTRUCTION PROGRESSES, FURTHER OPTIONS WILL BE FORECLOSED AS STATED BELOW. PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE OBLIGATION TO TIMELY REQUEST ANY CHANGES.** Construction stages listed below are approximations and may vary from the actual construction process for the particular home.

Initials ________
Buyer

☐ **Prior to Seller Release to Construction (Prior to Stage 00)**

The following changes may be permitted prior to Stage 00:
Interior trim and doors
Knee-walls to rails
Exterior Colors
Paint Colors
Plumbing fixtures, bath accessories
Cabinet finishes
Lighting fixtures
Bath Tile surrounds and backsplashes
Additional concrete patio
Appliances
Countertops, Kitchen sink
Carpeting
Hardwood flooring
Ceramic tile flooring
Front door handsets
All electrical prewires
Security and prewires
Washer and dryer
Garage door openers
Refrigerator
Blinds
Paddle fans in areas prewires exist

☐ **Stage 00 – 04**
00 Permit/Planning Stage
01 Foundation Layout/Trench Stage

02 Foundation Poured Stage
02A Snap First Floor
03 Frame Stage
03A Load Trusses
04 Exterior Finish Stage

The following changes may be permitted during Stages 00 – 04:
Countertops, kitchen sink
Carpet
Hardwood flooring
Ceramic tile flooring
Kitchen ceramic backsplash
Washer and dryer
Garage door openers
Refrigerator
Blinds
Paddle fans in areas prewires exist
Fireplace surrounds

☐ Stage 05 – 13
05 Mechanicals Rough Stage
06 Insulation/Drywall Stage
07 Interior Finish Stage
08 Mechanicals Final Stage
09 Flooring/Final Touches Stage
10 Final Inspection Performed
11 Certificate of Occupancy received
12 Quality Control Walk Performed
13 Buyer Walkthrough Performed

The following changes may be permitted during Stages 05 – 13, if requested at least four (4) weeks prior to Closing and not previously ordered and/or installed:
Washer and dryer
Garage door openers
Refrigerator
Blinds
Paddle fans in areas prewires exist

Notwithstanding the foregoing, Seller may, in Seller's sole discretion, decline to permit any changes to the House after the Effective Date.

SELLER:

Buyer: _______________ 9/23/2023 Date

_______________ 10/10/2023 Date

For Internal Purposes Only:

Sales Rep: _______________ 9/22/2023 Date

NOTICE OF SELLER'S BUSINESS AFFILIATIONS

TO:

PROPERTY:

FROM:

DATE: September 22, 2023

This is to give you notice that the above referenced seller has a business relationship with:

The nature of this business relationship is that these companies are corporate affiliates, each being 100% wholly owned by, or by a subsidiary of, the same parent corporation. Because of this relationship, this referral may provide seller a financial or other benefit.

Set forth below is the estimated charge or range of charges by each company for settlement services listed. You are **NOT** required to use these companies as a condition of your purchase of the property from seller or as a condition of your application for, or settlement of, a mortgage loan on the property in connection with your purchase. THERE ARE FREQUENTLY OTHER SETTLEMENT SERVICE PROVIDERS AVAILABLE WITH SIMILAR SERVICES. YOU ARE FREE TO SHOP AROUND TO DETERMINE THAT YOU ARE RECEIVING THE BEST SERVICES AND THE BEST RATE FOR THESE SERVICES.

Service	Charge or Range
Loan Origination Charge:	0% of Loan Amount plus $995.00
Loan Processing Fee:	$250.00
	An additional 1% of the Loan Amount may apply for certain Affordable Housing Loan Programs

Mortgage fees may vary depending upon whether the loan is originated or brokered by Partnership.

NOTE: If you apply with , a Loan Estimate of all settlement charges will be provided to you by DHI Mortgage Company, Ltd. Limited Partnership at or within three business days after loan application.

You may be entitled to additional builder discounts/credits paid by the seller to purchase multiple settlement services as set forth in the Builder's Incentive and Concessions Addendum to your purchase contract.

is a licensed insurance agent that offers policies of property insurance as agent for one or more insurance companies qualified to transact insurance business in the State of Mississippi. You will be provided a separate proposal or quote of the terms and conditions of any policy of insurance offered by D.R. HORTON INSURANCE AGENCY, INC. in which you express an interest. For comparison purposes, the cost for a hazard insurance policy for a home valued at $300,000 with commonly selected coverage items and deductibles would range between: $250 and $17,489 per annum. The specific premium depends on various factors, including but not limited to, the value of the home, the location of the home, deductibles selected, and the amount of coverage selected. The quote will set out the estimated premium and other charges, or range of charges, by D.R. HORTON INSURANCE AGENCY, INC. for its insurance products or services.

ACKNOWLEDGMENT:

I/we have read this disclosure form and understand that seller is referring me/us to purchase the above-described settlement services from , and may receive a financial or other benefit as the result of this referral.

______________________________ 9/23/2023

Buyer: Date

Revised 01.01.2023 MTW

Notice of Collection and Sharing of Personal Information

We are providing you with this notice regarding the personal information we collect, how we use it, and with whom we share it. You can learn more about privacy, how we protect your personal information and your privacy choices in our Privacy Policy, available at

Below, we describe how we handle various types of personal information you may provide to us.

Identifiers

Identifiers are pieces of information directly linked to a particular individual, such as your name, address, email address, and phone number. We use and share this information to: (1) complete transactions into which you have entered, such as completing your home sale, installing equipment or fulfilling the terms of your home warranty; (2) communicate with you, or permit third parties to communicate with you, including about products and services that may be of interest to you; (3) improve our products and services; and (4) comply with applicable law. We also may be required by law to collect this information. At times, we may share identifiers with our third-party service providers, our affiliates, or other third parties to fulfill these purposes.

Legally Protected Characteristics

Depending on the nature of our interaction with you, we may be required under state or federal law to collect certain information related to legally-protected characteristics. This may include your age, sex, race, national origin, or disability. We maintain this information to confirm our compliance with the law, or otherwise to provide you with information about products and services.

Professional, Educational or Employment-Related Information

We may collect certain professional, educational or employment-related information about you, as part of our transactions with you. We only use this information for the specific purposes described when it is collected or as required by law. At times, we may share this information with our third-party service providers, our affiliates, or other third parties to fulfill these purposes.

BUYER(S):

__________ 9/23/2023

Buyer: Date

Community Code:

Sales Rep: / Date: 09/22/2023

ADDENDUM
DISCLOSURE AND ACKNOWLEDGEMENT REGARDING
RASCO FARMS SUBDIVISION

This is attached to and made a part of that Home Purchase Agreement (the "Agreement") between D.R. Horton, Inc., as Seller, and , as Purchaser, regarding that parcel of real estate located in Southaven, DeSoto County, Mississippi, briefly described as Lot , Rasco Farms Subdivision, as shown on the plat of survey of record at Plat Book 665 Page 195, in the Chancery Clerk's Office of DeSoto County, Mississippi (the "Plat") and referred to in the Agreement as the "Lot." All terms defined in the Agreement shall have the same meanings when used in this Addendum. Notwithstanding any other provision of the Agreement, Seller and Purchaser agree as follows:

1. In the event of a conflict between the terms and provisions of the Agreement and the terms and provisions of this Addendum, the terms and provisions of this Addendum shall control.

2. Seller has disclosed to Buyer and Buyer acknowledges the following:

   a. Seller is not the developer of Rasco Farms Subdivision (the "Subdivision"), and Seller is not responsible or obligated to Buyer or to any other party for any part of the development of the Subdivision.

   b. The Lot is subject to that certain Declaration of Covenants, Conditions, and Restrictions for Rasco Farms recorded at Book 665 Page 195 in the Chancery Clerk's Office of DeSoto County, Mississippi (the "Declaration"). The Declaration sets forth certain rights and obligations for owners of lots in the Subdivision, including, but not limited to, rules and regulations governing use and appearance of lots within the Subdivision. **Lots 1 through 191 in Sections A and B of the Subdivision (collectively, the "Excluded Lots") are <u>not</u>: (1) subject to the Declaration or the rules and regulations governing use and appearance of lots, or (2) required to contribute to homeowners' association assessments. For more information, Buyer may refer to the Declaration.**

Community Code:

Sales Rep: / Date: 09/22/2023

3. Except as stated in this Addendum, Seller, its agents and employees, have not made and do not make any warranties, representations, promises or statements of any kind, whether written or oral, express or implied, with regard to matters set forth in Section 2 above (the "Disclosed Matters"). In addition, Purchaser acknowledges that Seller has no duty to update, and will not update, this Addendum or the information contained in this Addendum.

4. PURCHASER AND PURCHASER'S HEIRS, SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES (THE "PURCHASER PARTIES") HEREBY RELEASE SELLER, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, PARENT, SUBSIDIARIES, AFFILIATES, SUBCONTRACTORS, SUPPLIERS, HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS, WITH RESPECT TO ANY CLAIMS, DEMANDS OR DAMAGES THAT THE PURCHASER PARTIES MAY HAVE THAT ARE IN ANY WAY RELATED TO THE EXISTENCE OF THE DISCLOSED MATTERS AND WHICH MAY IMPACT ONE OR MORE LOTS. IT IS THE SPECIFIC INTENT OF THE PURCHASER PARTIES TO FULLY RELEASE AND DISCHARGE ALL OF THE PERSONS AND ENTITIES LISTED IN THIS PARAGRAPH FROM ANY AND ALL LIABILITY RELATED TO THE DISCLOSED MATTERS.

IN WITNESS WHEREOF, THE UNDERSIGNED, HAVING READ, REVIEWED, AND UNDERSTOOD THIS ADDENDUM, HAVE SIGNED THIS ADDENDUM ON THE DATES SHOWN BELOW.

Purchaser:

______________________________ 9/23/2023
Buyer: Arrived Holdings, Inc and Date

Seller:

______________________________ 10/10/2023
Date

Error! Unknown document property name.

DocuSign

Certificate Of Completion

Envelope Id:

Status: Completed

Subject: Purchase Agreement for Property at 8967 Mary Frances Drive,

Source Envelope:

Document Pages: 27	Signatures: 26	Envelope Originator:
Certificate Pages: 6	Initials: 8	
AutoNav: Enabled		
EnvelopeId Stamping: nabled		
Time Zone: (UTC-06:00) Central Time (US & Canada)		
		IP Address:

Record Tracking

Status: Original 9/22/2023 2:21:00 PM	Holder: Home Sales noreply-edocs@drhorton.com	Location: DocuSign

Signer Events	Signature	Timestamp
Security Level: .Email 9/23/2023 1:03:59 PM **Electronic Record and Signature Disclosure:** Accepted: 9/22/2023 6:04:42 PM ID:	Signature Adoption: Pre-selected Style Using IP Address: 184.182.124.143	Sent: 9/22/2023 2:21:05 PM Viewed: 9/22/2023 6:04:42 PM Signed: 9/23/2023 1:04:44 PM
Security Level: .Email 9/24/2023 6:37:58 PM **Electronic Record and Signature Disclosure:** Accepted: 9/22/2023 2:23:05 PM ID:	Signature Adoption: Pre-selected Style Using IP Address: 63.209.128.51 Signed using mobile	Sent: 9/22/2023 2:21:05 PM Resent: 9/24/2023 6:36:56 PM Viewed: 9/24/2023 6:38:25 PM Signed: 9/24/2023 6:39:18 PM
Security Level: https:.F ID: 0 10/10/2023 9:04:10 AM **Electronic Record and Signature Disclosure:** Accepted: 10/10/2023 4:04:22 PM ID:	Signature Adoption: Pre-selected Style Using IP Address: 136.226.3.117	Sent: 9/22/2023 2:21:05 PM Resent: 10/10/2023 4:04:09 PM Viewed: 10/10/2023 4:04:22 PM Signed: 10/10/2023 4:04:58 PM
Security Level: https:.PaperDocuments ID: 00000000-0000-0000-0000-000000000000 9/22/2023 7:21:29 AM **Electronic Record and Signature Disclosure:** Accepted: 9/22/2023 2:21:42 PM ID:	Signature Adoption: Pre-selected Style Using IP Address: 165.225.217.66	Sent: 9/22/2023 2:21:04 PM Viewed: 9/22/2023 2:21:42 PM Signed: 9/22/2023 2:36:13 PM

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamps
Envelope Sent	Hashed/Encrypted	9/22/2023 2:21:05 PM
Envelope Updated	Security Checked	9/24/2023 6:36:56 PM
Envelope Updated	Security Checked	10/10/2023 4:04:08 PM
Envelope Updated	Security Checked	10/10/2023 4:04:08 PM
Certified Delivered	Security Checked	9/22/2023 2:21:42 PM
Signing Complete	Security Checked	9/22/2023 2:36:13 PM
Completed	Security Checked	10/10/2023 4:04:58 PM

Payment Events	Status	Timestamps

Electronic Record and Signature Disclosure

CONSENT TO ELECTRONIC RECEIPT OF CONSUMER DISCLOSURES REGARDING YOUR HOME PURCHASE CONTRACT AND ELECTRONIC SIGNATURE OF YOUR HOME PURCHASE CONTRACT

(hereinafter "we," "us" or the "Company") is required by law to provide you certain written notices and disclosures about your home purchase contract (collectively, "Disclosures"). Set forth below are the terms and conditions for providing Disclosures to you electronically. In addition, we provide you with the option of electronically executing, through the DocuSign, Inc. ("DocuSign") electronic signing system ("DocuSign System"), all documents comprising your home purchase contract including, but not limited to, the home purchase contract and related contract addenda, Disclosures, amendments and change orders (hereinafter referred to as "Your Contract"). The terms and conditions regarding such electronic signature are also set forth below.

Please read carefully and thoroughly the information below. If you can access this information electronically, to your satisfaction, and agree to receive Disclosures electronically and to execute Your Contract with us electronically through the DocuSign System, in accordance with these terms and conditions, please confirm your agreement by clicking the "I agree" button at the bottom of this document. If you do not agree, you will receive Disclosures in paper format, and you will be required to sign paper copies of Your Contract in ink. If Your Contract and Disclosures are provided to you in paper format, there will be no charge or expense to you. The terms and conditions set forth below and your agreement to these terms and conditions will apply to all transactions related to Your Contract conducted between you and the Company through the DocuSign System. **You are not required to receive or execute documents comprising Your Contract electronically.**

Right to Obtain Paper Copies

At any time, you may request from us a paper copy of Your Contract or Disclosures that we previously made available to you electronically. You will have the ability to download and print documents that we send to you through the DocuSign System during, and immediately after, a signing session and, if you elect to create a DocuSign signer account, you may access such documents for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish for us to send you a paper copy of any such document, you may request a paper copy from us by following the procedure described below under "Procedure to Request Paper Copies of Your Contract and Disclosures Regarding Your Contract from the Company." We will not charge you any fees for one paper copy of any such requested document.

Right to Withdraw Your Consent

If you decide to receive Disclosures from us electronically and to execute Your Contract with us electronically through the DocuSign System, you may, at any time thereafter, change your mind and tell us that you now wish to receive Disclosures only in paper format and to execute Your Contract with an ink signature. How you must inform us of your decision to receive future Disclosures in paper format, execute Your Contract with an ink signature and withdraw your consent: (i) to receive Disclosures and (ii) to execute Your Contract electronically is described

below under "Procedure to Withdraw Your Consent to Receive Future Disclosures Regarding Your Contract in Electronic Format and Electronically Execute Your Contract."

Consequences of Changing Your Mind

If you elect to receive required Disclosures only in paper format and execute Your Contract with an ink signature, it will slow the speed at which we can complete certain steps in the home purchase transaction with you and deliver certain related services to you because we must send the required Disclosures and Your Contract to you in paper format, and then wait until we receive your acknowledgment of your receipt of such paper Disclosures and Your Contract, including any required signatures.

All Disclosures Regarding Your Contract Will Be Sent to You Electronically

Unless you tell us otherwise in accordance with the procedures described herein, all Disclosures and Your Contract will be provided to you electronically through the DocuSign System. To reduce the chance of you inadvertently not receiving a Disclosure or a document comprising Your Contract, we prefer to provide all required Disclosures and Your Contract documents to you by the same method (electronically or in paper format) and, if electronically, to one email address. Thus, you can receive all Disclosures and Your Contract electronically or in paper format via mail. If you do not agree to electronic receipt, please let us know as described below under "Procedure to Withdraw Your Consent to Receive Future Disclosures Regarding Your Contract in Electronic Format and Electronically Execute Your Contract." Please also see the paragraph immediately above that describes the consequences of electing not to receive Disclosures and Your Contract documents electronically.

Procedure to Contact the Company

You may send an email message, as described below, to support-edocs@drhorton.com: (i) to let us know of any changes as to how we may contact you electronically, (ii) to request paper copies of certain information from us, and (iii) to withdraw your prior consent to receive Disclosures and execute Your Contract electronically.

Procedure to Advise the Company of Your New Email Address

To let us know of a change in the email address where you wish to receive Disclosures and Your Contract electronically, you must send an email message to support-edocs@drhorton.com. In the body of such request, you must state: your previous email address and your new email address. We do not require any other information from you to change your email address.

In addition, you must notify DocuSign to arrange for your new email address to be reflected in your DocuSign account by following the process for changing an email address in the DocuSign System.

Procedure to Request Paper Copies of Your Contract and Disclosures Regarding Your Contract from the Company

To request delivery from us of a paper copy of any Disclosure previously provided to you electronically or any document comprising Your Contract that you executed electronically, you must send an email to s and in the body of such request you must state your email address, full name, US Postal address, telephone number and property address for the home you are purchasing or have purchased.

Procedure to Withdraw Your Consent to Receive Future Disclosures Regarding Your Contract in Electronic Format and Electronically Execute Your Contract

To inform us that you no longer wish to receive future Disclosures in electronic format or that you have changed your mind regarding the use of the DocuSign System to execute Your Contract electronically, you must either:

i. decline to sign Your Contract within your DocuSign session, and on the subsequent page, select the check-box indicating you wish to withdraw your consent, or

ii. send an email to s and, in the body of such request, state your email address, full name, U.S. Postal address, telephone number and property address for the home you are purchasing or have purchased. We do not need any other information from you to withdraw your consent.

As a result of your consent withdrawal, you will no longer be able to use the DocuSign System to receive Disclosures electronically or to sign Your Contract electronically. Withdrawal of your consent will not, however, affect the legal validity and enforceability of any Disclosure that you previously received electronically or of any documents that comprise Your Contract that you previously executed electronically. Any withdrawal of your consent will be effective immediately. We will not charge you a fee for withdrawal of your consent.

Required* Hardware and Software

Operating Systems:	Windows® XP, Windows Vista®; Windows 7; Mac OS® X
Browsers:	Final release versions of Internet Explorer® 7.0 or above (Windows only); Mozilla Firefox 3.0 or above (Windows and Mac); Safari™ 3.0 or above (Mac only); Google Chrome 5.0 or above.
Mobile Signing:	Apple iOS 4.0 or above; Android 2.2 or above.
PDF Reader:	Acrobat® or similar software may be required to view and print PDF files
Screen Resolution:	1024 x 768 minimum
Enabled Security Settings:	Allow per session cookies

***These minimum requirements are subject to change. If these requirements change, you will be asked to re-accept the disclosure. Pre-release (e.g. beta) versions of operating systems and browsers are not supported.

Acknowledging Your Access and Consent to Receive Materials Regarding Your Contract Electronically and Execute Your Contract Electronically

To confirm to us that you can access this information electronically, which will be similar to other Disclosures and documents comprising Your Contract that we will provide to you, please verify, by clicking the "I agree" button below, that: (i) you were able to read this electronic disclosure and that you also were able to print this page on paper or electronically save it for your future reference and access or (ii) that you were able to email this disclosure to an address where you will be able to print it on paper or save it for your future reference and access. Further, if you consent to receiving Disclosures in electronic format and to execute Your Contract through the DocuSign System on the terms and conditions described above, please let us know by clicking the "I agree" button below.

By checking the "I agree" box, I confirm that:

- **I can access and read this electronic CONSENT TO ELECTRONIC RECEIPT OF CONSUMER DISCLOSURES REGARDING YOUR HOME PURCHASE CONTRACT AND ELECTRONIC SIGNATURE OF YOUR HOME PURCHASE CONTRACT; and**
- **I can print on paper the disclosure or save or send the disclosure to a place where I can print it, for future reference and access; and**
- **Until or unless I notify the Company as described above, I consent to receive and to execute through electronic means, all Disclosures and all Your Contract documents.**